Exhibit T3B.13

JUCESP
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ARTICLES OF ASSOCIATION
OF
JINOTEPE PARTICIPAÇÕES LTDA.

By this private instrument (a) FS ADMINISTRAÇÃO DE BENS E PARTICIPAÇÕES LTDA., Brazilian limited liability company with its principal place of business in the City of São Paulo, State of São Paulo, at Rua Boa Vista, 254, 16º andar, sala 1608, Centro – CEP 01014-000, enrolled in the National Register of Legal Entities (CNPJ) under No. 12.551.246/0001-30, with its Articles of Association duly registered at the Commercial Registry of the State of São Paulo under No. 35.224.687.009, in session held on September 10, 2010, herein represented by its senior manager Mr. Deidvan Rodrigues Souza, qualified below, and (b) FS EMPREENDIMENTOS LTDA., Brazilian limited liability company with its principal place of business in the City of São Paulo, State of São Paulo, at Rua Boa Vista, 254, 16º andar, sala 1608, Centro – CEP 01014-000, enrolled in CNPJ under No. 12.619.291/0001-80, with its Articles of Association duly registered at the Commercial Registry of the State of São Paulo under No. 35.224.687.505, in session held on September 14, 2010, herein represented by its senior manager Mr. Deidvan Rodrigues Souza, qualified below, have mutually agreed to organize, as they have in fact organized a Brazilian limited company (sociedade limitada) (“Company”), which shall be governed by the following articles and conditions:

COMPANY NAME AND PRINCIPAL PLACE OF BUSINESS

Article 1. - The name of the Company is JINOTEPE PARTICIPAÇÕES LTDA.

Article 2. - The Company has its principal place of business in the City of São Paulo, State of São Paulo, at Alameda Joaquim Eugênio de Lima, 187, 9º andar, sala 93, Jardim Paulista, CEP 01403-001. It may maintain branches, offices and representative offices elsewhere in Brazil, by resolution of the partner(s) representing the majority of the Company’s quota capital, in meeting.

PURPOSE

Article 3. – The company shall engage in the participation in any other companies as partner, shareholder or quotaholder.

DURATION

Article 4. – The Company is established for an indefinite period.

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QUOTA CAPITAL

Article 5. - The Company’s quota capital, fully subscribed for, is one hundred Reais (R$ 100.00), divided into one hundred (100) identical quotas of one real (R$ 1.00) each, allocated between the partners as follows:

FS ADMINISTRAÇÃO DE BENS E PARTICIPAÇÕES LTDA., holds fifty (50) quotas in the total amount of fifty Reais (R$ 50.00);

FS EMPREENDIMENTOS LTDA. holds fifty (50) quotas in the total amount of fifty Reais (R$ 50.00).

Paragraph 1 – The Company’s quota capital shall be paid up in Brazilian currency within two (2) years as of the date of effectiveness of these Articles of Associations.

Paragraph 2 – The liability of each partner is limited to the nominal value of quotas held thereby. However, all partners shall be held jointly and severally liable for payment of the Company’s quota capital.

Paragraph 3 – The Company shall acknowledge only one holder per quota. Each quota shall carry one vote in corporate resolutions.

MANAGEMENT

Article 6. – The partners hereby appoint Mr. DEIDVAN RODRIGUES SOUZA, Brazilian, married, attorney, bearer of the Identity card RG No. 33.056.300-2-SSP/SP and enrolled in the Individual Taxpayers’ Register of the Ministry of Finance (CPF/MF) under No. 217.296.638-00, resident and domiciled in the City of São Paulo, State of São Paulo, with office at Rua Boa Vista, 254, 16º andar, sala 1608, Centro, CEP 01014-000, as the company’s senior manager, for an indefinite period of time.

Paragraph 1 – The senior manager represents, under penalty of law, that he is not impaired from managing the Company: (i) by a special law; (ii) by virtue of a criminal conviction or because he is under the effects thereof; (iii) by virtue of a sentence that would prevent him from holding public offices, even on a temporary basis; or (iv) by virtue of crime of bankruptcy, malfeasance in office, active or passive bribery, concussion, misappropriation of funds, or crime against the economic policy, the national financial system, competition rules, consumer relations, public faith or property.

Paragraph 2 – The partners may entrust the Company’s management to a non-partner third party.

Paragraph 3 – The appointment of senior managers shall be conditioned to approval given by all partners, if the Company’s quota capital has not been fully paid up; or by partners representing at least two thirds (2/3) of the Company’s quota capital, if it has already been fully paid up.

Paragraph 4 – The senior managers shall be appointed by the partners at a meeting, the minutes of which shall be filed with the Register of Companies (Registro Público de Empresas Mercantis), thus serving as proper evidence of their appointment.

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Paragraph 5 – The senior managers shall have the positions and duties ascribed to them upon their respective appointment, and shall be invested in office upon signing of the corresponding deed of investiture. The senior managers shall serve until their respective successors take over.

Paragraph 6 – The term of office of the senior managers shall be determined upon their appointment; reelection is hereby permissible. An annual meeting of partners need not be held for the appointment of senior managers.

Paragraph 7 – The senior managers may be dismissed at any time, by resolution of the partner(s) representing more than half of the Company’s quota capital in meeting.

Paragraph 8 – The compensation of senior managers shall be determined by resolution of the partner(s) representing more than half of the Company’s quota capital, which may otherwise resolve that no compensation shall be paid to the Company’s senior managers.

Article 7. – Unless otherwise stated herein, the senior managers shall be in charge of managing the Company’s business in general and shall perform all acts necessary or advisable therefor; to that end, the powers of the senior managers shall include, without limitation, those necessary:

(a)         to cause the Company to comply with the law and these Articles of Association, as well as to abide by the resolutions adopted by the partners;

(b)         to administer, manage and direct the business of the Company, with powers to purchase, sell, exchange, encumber or otherwise acquire the Company’s assets and properties, establishing the prices, terms and conditions thereof; and

(c)         to issue internal rules, regulations and other similar directives dealing with the Company’s management.

Article 8. – All acts and documents entailing an obligation or liability for the Company, such as deeds of any kind, checks, promissory notes, bills of exchange, money orders and other financial transactions, loans, financings and instruments of indebtedness in general, shall always be signed by one (1) of the appointed senior managers.

Sole Paragraph – Any partner, acting severally, may represent the Company as plaintiff or defendant, in and out of court, before government bodies or federal, state or municipal authorities, independent agencies, mixed-capital companies, and instrumentalities.

Article 9. – Powers of attorney shall be granted by the partner(s) representing at least three quarters (3/4) of the Company’s quota capital, and shall specify the powers granted, except for those granted for judicial purposes, and shall be valid for a limited period.

Article 10. – The acts of any of the Company’s partners, senior managers, attorneys-in-fact, agents or employees involving the Company in any obligations regarding businesses or transactions unrelated to its corporate purposes are hereby expressly forbidden, and shall be deemed null and void as regards the Company.

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PARTNERS’ RESOLUTIONS

Article 11. – Any resolutions prescribed by law or under these Articles of Association shall be adopted at partners’ meetings; by means of amendments to the articles of association; or via other resolution acts.

Paragraph 1 – Partners’ meetings may be waived in the cases expressly provided for in these Articles of Association, or if all partners have adopted a written resolution on the matter to be dealt with therein.

Paragraph 2 – Partners’ resolutions shall be adopted by the vote of partner(s) representing more than half of the Company’s quota capital, unless a higher quorum requirement is prescribed by law or under these Articles of Association.

Paragraph 3 – Any partner may be represented by another partner or a lawyer, by means of proxy instrument specifying the powers therefor.

Article 12. – Partners’ meetings shall be called in writing by any senior manager, by registered letter or letter against receipt, sent eight (8) days in advance, at first call, or five (5) days in advance, at second call.

Paragraph 1 – Call notices shall specify the date, time and place of the meeting, as well as the agenda, upon which the partners may exclusively deliberate, unless all partners agree otherwise.

Paragraph 2 – The call notice requirement may be waived when all partners are present or have declared in writing that they are aware of the place, date, time and agenda of the meeting.

Article 13. – A meeting of partners shall be called to order with the presence of at least more than half of the Company’s quota capital, at first call, or with any number of attendees, at second call.

Article 14. – Meetings shall be chaired by a partner, a partner’s representative, a senior manager or a third person appointed by a majority of the attendees. The Chairman shall choose the Secretary of the meeting.

Paragraph 1 – Minutes of the meeting and respective resolutions shall be drawn up in the book of minutes of the partners’ meetings; and shall be signed by the presiding board as well as by the partners then present, to the extent necessary for validity of the resolutions taken thereat, without prejudice to any other persons who wish to sign them.

Paragraph 2 – A copy of the minutes certified by the senior managers or by the presiding board shall be submitted to the Register of Companies for filing and registration purposes.

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Paragraph 3 – The Company’s senior managers shall turn over a certified copy of the minutes to any partner, upon request.

AMENDMENTS TO THE ARTICLES OF ASSOCIATION

Article 15. – These Articles of Association may be freely amended at any time, by resolution of the partner(s) representing at least three fourths (3/4) of the Company’s quota capital, except for the amendments necessary to reflect any issues that are subject to the special vote requirements set forth herein, in which case the special vote requirement shall apply, even if lower than the general 3/4 vote requirement referred to above.

ASSIGNMENT OF QUOTAS

Article 16. – No partner may assign, transfer or otherwise encumber any of its quotas or rights to other partners or third parties, unless with the prior written consent of the partner(s) representing more than half of the Company’s quota capital.

Sole Paragraph – The assignment or encumbrance of quotas shall only be binding on the Company and third parties upon filing of the corresponding instrument, duly signed by the consenting partner(s), with the Register of Companies.

EXCLUSION OF PARTNERS

Article 17. – The exclusion of any partner(s) with cause is hereby permissible, if approved by the partner(s) representing more than half of the Company’s quota capital.

FISCAL YEAR

Article 18. – The fiscal year of the Company shall begin on January 1st and end on December 31st.

ACCOUNTING STATEMENTS AND ALLOCATION OF PROFITS

Article 19. – At the end of each fiscal year, the senior managers shall cause the Company’s balance sheet, income statement, and other accounting statements prescribed by law to be prepared in accordance with the corporate law and accounting principles generally accepted in Brazil.

Paragraph 1 – The management accounts and accounting statements shall be forwarded to the partners at yearend and shall be approved by the partner(s) representing more than half of the Company’s quota capital.

Paragraph 2 – Allocation of the net profits at yearend and distribution thereof shall be approved by the partner(s) representing more than half of the Company’s quota capital; all partners shall be assured of their ratable interest therein.

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Paragraph 3 – An annual meeting of partners or any other written resolution in lieu of meeting need not be adopted to take the management accounts and resolve on the accounting statements, allocation of net profits at yearend, and distribution of profits, unless in the fiscal years in which an annual meeting or other written resolution is requested by any of the partners or senior managers.

Paragraph 4 – The Company may prepare interim balance sheets on a half-yearly or quarterly basis, or at shorter periods, as well as distribute profits based thereon.

Paragraph 5 – The Company may declare and pay interest on equity, by resolution of the partner(s) representing more than half of the Company’s quota capital.

MERGER AND CONSOLIDATION

Article 20. – The Company may be merged into or with other companies at any time, by resolution of the partners.

SPIN-OFF AND CHANGE IN CORPORATE TYPE

Article 21. – The Company’s spin-off or change in corporate type is permissible at any time, by resolution of the partner(s) representing more than half of the Company’s quota capital. The partners hereby waive their right to withdraw upon change in the Company’s type under article 221, sole paragraph of the Corporation Law.

WINDING-UP, LIQUIDATION AND TERMINATION

Article 22. – In the event of winding-up of the Company, the liquidator shall be appointed by the partner(s) representing more than half of the Company’s quota capital. In this event, the Company’s assets shall be used to satisfy its outstanding liabilities. The remaining assets, if any, shall be apportioned among the partners ratably to the number of quotas each of them holds. At the end of liquidation proceedings, the Company shall be deemed terminated by resolution of the partner(s) representing more than half of the Company’s quota capital.

Article 23. – The withdrawal, dissent, termination, death, exclusion or bankruptcy of any partner shall not result in the winding-up of the Company, which shall continue to exist with the remaining partners, unless the latter decide that the Company shall be liquidated, provided that they represent at least three fourths (3/4) of the Company’s quota capital, or unless an insufficient number of partners is not cured within one hundred and eighty (180) days of said event. The assets pertaining to the withdrawing, dissenting, terminated, deceased, excluded or bankrupt partner shall be calculated on the basis of the latest balance sheet prepared by the Company, and shall be paid to the rightful persons within six (6) months of the event.

FISCAL BOARD

Article 24. – The Company shall have no Fiscal Board (Conselho Fiscal).

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JUDICIAL AND OUT-OF-COURT REORGANIZATION

Article 25. – The Company may file for judicial or out-of-court reorganization (recuperação judicial ou extrajudicial) by resolution of the partner(s) representing more than half of the Company’s quota capital, except in urgent cases, when the senior managers will be allowed to apply for judicial reorganization with the consent of the holders of more than half of the Company’s quota capital.

GOVERNING LAW

Article 26. – The Company shall be governed by these Articles of Association, as well as by articles 1052 through 1087 of Law No. 10406 of January 10, 2002 (the Civil Code) as amended. Any matters not expressly dealt with herein shall be exclusively governed, in a supplementary manner, by Law No. 6404 of December 15, 1976, as amended (the Corporation Law).

CHANGE OF VOTE REQUIREMENT BY SUPERVENING LAW

Article 27. – The supermajority vote requirement for partners’ resolutions under these Articles of Association shall be automatically reduced to the minimum vote requirements prescribed by law, but not below more than half of the Company’s quota capital even if so permissible by law.

JURISDICTION

Article 28. – Disputes and/or controversies arising out of these Articles of Association shall be referred to the Courts of the Judicial District of São Paulo, State of São Paulo, to the exclusion of any other courts, however privileged they may be.

In witness whereof, the partners sign this instrument in three (3) counterparts of equal form and content, in the presence of the two (2) undersigned witnesses.

São Paulo, October 6, 2011.

FS ADMINISTRAÇÃO DE BENS PARTICIPAÇÕES LTDA.

/s/ Deidvan Rodrigues Souza
Deidvan Rodrigues Souza

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(Continuation of signature page of the Articles of Association of Jinotepe Participações Ltda. in session held on October 19, 2011)

FS EMPREENDIMENTOS LTDA.

/s/ Deidvan Rodrigues Souza
Deidvan Rodrigues Souza

SENIOR MANAGER	Attorney’s initials:

/s/ Deidvan Rodrigues Souza	/s/ Deidvan Rodrigues Souza
Deidvan Rodrigues Souza	Deidvan Rodrigues Souza OAB/SP No. 248.461

Witnesses:

1. -	/s/ Alberto Eduardo Bastos	2. -	/s/Rafael Ribeiro Egas

	Name: Alberto Eduardo Bastos RG: RG. 41.188.523-6 • SSP/SP CPF 229.694.048-00		Name: Rafael Ribeiro Egas RG: RG. nº 44.448.536.354158 CPF nº 338.498.668-74

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JINOTEPE PARTICIPAÇÕES LTDA.

1st Amendment to the Articles of Association

CNPJ/MF No. 14.555.259/0001-03
NIRE 3522602510-1

By this private instrument (a) FS ADMINISTRAÇÃO DE BENS E PARTICIPAÇÕES LTDA., a Brazilian limited company with its principal place of business in the City of São Paulo, State of São Paulo, at Alameda Joaquim Eugênio de Lima, No. 187, 9th floor, suites 93 and 94, Jardim Paulista, Zip Code 01403-001, enrolled in the National Register of Legal Entities (CNPJ) under No. 12.551.246/0001-30, with its Articles of Incorporation and latest amendment thereto filed at the Commercial Registry of the State of São Paulo (“JUCESP”) under No. 35.224.687.009 and 21.238/12-1 on September 10, 2010 and January 20, 2012, respectively, herein represented by its senior manager Mr. Rafael dos Santos Silva Filho, Brazilian, single, business manager, bearer of the Identity Card RG No. 40.159.282-0-SSP/SP and enrolled in the Individual Taxpayers’ Register of the Ministry of Finance (CPF/MF) under No. 340.643.808-35, resident and domiciled in the City of São Paulo, State of São Paulo, with office at Alameda Joaquim Eugênio de Lima, No. 187, 9th floor, Jardim Paulista, Zip Code 01403-001, and (b) FS EMPREENDIMENTOS LTDA., a Brazilian limited company with its principal place of business in the City of São Paulo, State of São Paulo, at Alameda Joaquim Eugênio de Lima, No. 187, 9th floor, suites 93 and 94, Jardim Paulista, Zip Code 01403-001, enrolled in the CNPJ under No. 12.619.291/0001-80, with its Articles of Incorporation and latest amendment thereto filed at JUCESP under No. 35.224.687.505 and 21.214/12-8 on September 14, 2010 and January 20, 2012, respectively, herein represented by its senior manager Mr. Rafael dos Santos Silva Filho, qualified above, the sole partners representing the entire quota capital of JINOTEPE PARTICIPAÇÕES LTDA., a limited company organized and existing in accordance with the laws of Brazil, headquartered in the City of São Paulo, State of São Paulo, at Alameda Joaquim Eugênio de Lima, No. 187, 9th floor, suite 93, Jardim Paulista, Zip Code 01403-001, enrolled in the CNPJ under No. 14.555.259/0001-03, with its Articles of Incorporation filed at JUCESP under No. 3522602510-1, on October 21, 2011 (the “Company”), have mutually agreed as follows:

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1.          The partner FS ADMINISTRAÇÃO DE BENS E PARTICIPAÇÕES LTDA., owner of fifty (50) quotas in the Company’s quota capital, in the total amount of fifty reais (R$ 50.00), with the express consent of the other partner, hereby assigns and transfers, as remunerated assignment, all of its quotas held at the Company, free and clear of any liens or encumbrances, to AEGERION PHARMACEUTICALS, INC., a company organized and existing in accordance with the laws of the State of Delaware, United States of America, headquartered at 101 Main Street, suite 1850, City of Cambridge, State of Massachusetts, Zip Code 02142, United States of America, enrolled in the CNPJ. under No. 16.983.615/0001-15, herein represented by its undersigned legal representative Mr. Ramon Fernandez Aracil Filho, Brazilian, married, lawyer, enrolled with the CPF/MF under No. 132.929.988-40 and in the Brazilian Bar Association, São Paulo Chapter (OAB/SP) under No. 180.624, resident and domiciled in the City of São Paulo, State of São Paulo, with offices at Alameda Joaquim Eugênio de Lima, No. 187, 9th floor, Zip Code 01403-001, which accepts such transfer, as well as all rights, prerogatives and obligations attached thereto.

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2.          Immediately thereafter, the partner, FS EMPREENDIMENTOS LTDA., owner of fifty (50) quotas in the Company’s quota capital, in the total amount of fifty reais (R$ 50.00), with the express consent of the other partner, hereby assigns and transfers, as remunerated assignment, all of the quotas held at the Company, free and clear of any liens or encumbrances, to AEGERION PHARMACEUTICALS, INC., qualified above, herein represented by its undersigned legal representative Mr. Ramon Fernandez Aracil Filho, qualified above, free and clear of any liens or encumbrances, which accepts the transfer, as well as all rights, prerogatives and obligations attached thereto.

3.           In view of the assignment and transfer of the quotas above, AEGERION PHARMACEUTICALS, INC. became the sole partner of the Company.

4.           The assignor, the assignee and the Company agree with the assignment and transfer of quotas referred above and grant each other the most general, irrevocable and irreversible release as regards the quotas hereby assigned and transferred, having nothing further to claim from each other at any time or under any circumstances.

5.         Right after the above, AEGERION PHARMACEUTICALS, INC., holder of one hundred (100) quotas of the Company, in the total amount of one hundred reais (R$ 100.00) hereby assigns and transfers one (1) quota held at the Company, free and clear of any liens or encumbrances, to AEGERION PHARMACEUTICALS HOLDINGS, INC., a company organized and existing in accordance with the laws of the State of Delaware, United States of America, headquartered at 101 Main Street, Suite 1850, City of Cambridge, State of Massachusetts, ZIP CODE 02142, United States of America, enrolled in the CNPJ under No. 16.983.614/0001-70, herein duly represented by its attorney-in-fact, Mr. Ramon Fernandez Aracil Filho, qualified above, which accepts such transfer, as well as all rights, prerogatives and obligations attached thereto.

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6.           In view of the assignment and transfer of quotas above, the partners decide to amend Article 5 of the Company’s articles of association, which shall henceforth become effective with the following new wording:

“Article 5. - The Company’s quota capital, fully subscribed for, is one hundred reais (R$ 100.00), divided into one hundred (100) identical quotas of one real (R$ 1.00) each, allocated between the partners as follows:

AEGERION PHARMACEUTICALS, INC., holds ninety nine (99) quotas in the total amount of ninety nine reais (R$ 99.00); and

AEGERION PHARMACEUTICALS HOLDINGS, INC. holds one (1) quota in the total amount of one real (R$ 1.00).

Paragraph 1 – The Company’s quota capital shall be paid up in Brazilian currency, credits or goods in up to 2 years.

Paragraph 2 – The liability of each partner is limited to the nominal value of quotas held thereby. However, all partners shall be held jointly and severally liable for payment of the Company’s quota capital.

Paragraph 3 – The Company shall acknowledge only one holder per quota. Each quota shall carry one vote in corporate resolutions.”

7.          Additionally, the partners resolve to change the name of the Company from JINOTEPE PARTICIPAÇÕES LTDA. to AEGERION BRASIL SERVIÇOS DE PROMOÇÃO E ADMINISTRAÇÃO DE VENDAS LTDA. and approve the use of “Aegerion Brasil” as the Company’s tradename.

8.           In view of the change of the Company’s corporate name and approval of its tradename, Article 1 of the Company’s articles of association shall henceforth become effective with the following new wording:

“Article 1 – The name of the Company is AEGERION BRASIL BRASIL SERVIÇOS DE PROMOÇÃO E ADMINISTRAÇÃO DE VENDAS LTDA. and shall use “Aegerion Brasil” as its tradename.”

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9.           Right after the above, the partners decide to change the Company’s principal place of business from the City of São Paulo, State of São Paulo, at Alameda Joaquim Eugênio de Lima, No. 187, 9th floor, suite 93, Jardim Paulista, Zip Code 01403-001 to the City of São Paulo, State of São Paulo, at Avenida Paulista, No. 2300, Pilotis floor, suite 52, Zip Code 01310-300. Consequently, Article 2 of the Company’s articles of association shall henceforth become effective with the following new wording:

“Article 2.          The Company has its principal place of business in the City of São Paulo, State of São Paulo, at Avenida Paulista, No. 2300, Pilotis floor, suite 52, Zip Code 01310-300. It may maintain branches, offices and representative offices elsewhere in Brazil or abroad, by resolution of the partner(s) representing more than half of the Company’s quota capital, in meeting.”

10.        Immediately thereafter, the partners decide to amend the Company’s corporate purpose to include the following activities in its corporate business: (i) marketing and medical affairs activities related to its pharmaceutical products and disease areas of focus, (ii) provision and support of continued medical education, and (iii) dissemination of clinical studies, medical and scientific information regarding its pharmaceutical products and disease areas of focus.  Consequently, Article 3 of the Company’s articles of association shall henceforth become effective with the following new wording:

“Article 3.          The Company shall engage in the following activities the (i) marketing and medical affairs activities related to its pharmaceutical products and disease areas of focus, (ii) provision and support of continued medical education, (iii) dissemination of clinical studies, medical and scientific information regarding its pharmaceutical products and disease areas of focus, and (iv) holding interest in other entities.”

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11.         Also, the partners decide to change the management structure of the Company, as well as the procedures to have the senior manager appointed. In view of that, Article 6 of the articles of association shall become effective with the following new wording:

“Article 6.           The Company shall be managed and administered by one (1) or more individuals, resident in Brazil, who shall be appointed by the partners.

Paragraph 1.      The partners may entrust the Company’s management to a non-partner third party.

Paragraph 2.      The appointment of senior managers shall be conditioned to approval given by all partners.

Paragraph 3.      The senior managers shall be appointed by the partners at a meeting, the minutes of which shall be filed with the Register of Companies (Registro Público de Empresas Mercantis), thus serving as proper evidence of their appointment.

Paragraph 4.     The senior managers shall have the positions and duties ascribed to them upon their respective appointment, and shall be invested in office upon signing of the corresponding deed of investiture. The senior managers shall serve until their respective successors take over.

Paragraph 5.      The term of office of the senior managers shall be determined upon their appointment; reelection is hereby permissible. An annual meeting of partners need not be held for the appointment of senior managers.

Paragraph 6.      The senior managers may resign or be dismissed at any time, by resolution of the partner(s) representing more than half of the Company’s quota capital in meeting.

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Paragraph 7.      The compensation of senior managers shall be determined by resolution of the partner(s) representing more than half of the Company’s quota capital, which may otherwise resolve that no compensation shall be paid to the Company’s senior managers.”

12.         Immediately thereafter, the partners decide to change the representation structure of the Company, so that Article 8 of the articles of association of the Company shall henceforth become effective with the following wording:

“Article 8.         All acts and documents entailing an obligation or liability for the Company, such as deeds of any kind, checks, promissory notes, bills of exchange, money orders and other financial transactions, loans, financings and instruments of indebtedness in general, shall be signed by:

(i)          one sole senior manager, if there is only one senior manager in office; or

(ii)         two senior managers, acting jointly; or

(iii)        one senior manager jointly with an attorney-in-fact; or

(iv)        two attorneys-in-fact acting jointly, provided that duly vested with special powers.

Sole Paragraph  Any senior manager, acting severally, may represent the Company as plaintiff or defendant, in and out of court, before government bodies or federal, state or municipal authorities, independent agencies, mixed-capital companies, and instrumentalities.”

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13.          Right after the above, the partners decide to include the new Article 9 in the articles of association of the Company providing for rules for senior managers meetings, which shall henceforth become effective with the following wording:

“Article 9.          The senior managers shall meet whenever necessary, at the written call of any of them. In order to be convened and adopt valid resolutions, a majority of the senior managers serving at the time, or two senior managers (if there are only two in office), shall be present at the meeting.

Paragraph 1.      Meetings shall be called by written notice sent at least five (5) days in advance. Prior call notices may be waived when all senior managers are present or duly represented in the meeting.

Paragraph 2.      Resolutions shall be taken by a majority vote of the attendees, and shall be put down in proper minutes drawn up in the book of minutes of the senior management meetings.

Paragraph 3.      Any senior managers may be represented by another senior manager, subject to receipt of a written proxy from the senior manager granting the right to represent, thus being deemed present at the meeting; in this case, the proxy shall vote for himself and on behalf of the senior manager represented thereby. The senior managers who cast their votes by letter, telegram, e-mail message, fax or any other written form shall also be deemed present at meetings.”

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14.          The partners also resolve to replace former Article 9 of the articles of association of the Company for the new Article 10 which provides for the rules for granting of powers of attorney by the Company, and shall henceforth become effective with the following wording:

“Article 10.         Powers of attorney issued by the Company shall be conditioned to prior written authorization from the partner(s) representing all the Company’s quota capital, given in meeting or by statement, letter, fax, e-mail message, telegram or in any other written form; shall always be signed by the senior manager(s), with due regard for article 8 (i) or (ii) hereof; shall specify the powers granted; and shall be valid for a limited period, with the exception of those granted for judicial purposes.”

15.          Subsequently, the partners decide to include the new Article 11 in the Company’s articles of association, providing for a limitation for the performance of acts and business on behalf of the Company by the senior manager without the prior written approval of the partner(s) representing more than half of the Company’s quota capital, which shall henceforth become effective with the following wording:

“Article 11.         Performance of any act or business involving an amount in excess of the approved spending limit of the equivalent in reais to $25,000 American Dollars in one single transaction or in a series of related transactions within a period of twelve (12) months by the senior manager shall be conditioned to the prior written authorization of the partner(s) representing more than half of the Company’s quota capital, given in meeting or by statement, letter, telegram, fax, e-mail message, or in any other written form.”

16.          In view of the inclusion of the new Articles 10 and 11, the former Article 10 shall henceforth become Article 12.

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17.          The partners decide to replace former Articles 11, 12 and 13 by the new Articles 13, 14 and 15 of the articles of association, which provides for new rules for the partners resolution. Consequently, Articles 13, 14 and 15 shall henceforth become effective with the following new wording:

“Article 13. – Any resolutions prescribed by law or under these Articles of Association shall be adopted at partners’ meetings; by means of amendments to the articles of association; or via other resolution acts.

Paragraph 1 – Partners’ meetings may be waived in the cases expressly provided for in these Articles of Association, or if all partners have adopted a written resolution on the matter to be dealt with therein.

Paragraph 2 – Partners’ resolutions shall be adopted by the vote of partner(s) representing more than half of the Company’s quota capital, unless a higher quorum requirement is prescribed by law or under these Articles of Association.

Paragraph 3 – Any partner may be represented by another partner or a lawyer, by means of proxy instrument specifying the powers therefor.

Paragraph 4.  The partners that have sent their vote by letter, telegram, fax, e-mail or other written form shall be deemed present at the meeting.

Article 14. – Partners’ meetings shall be called in writing by any senior manager or partner(s) representing more than half of the Company’s quota capital, by registered letter or letter against receipt, sent eight (8) days in advance, at first call, or five (5) days in advance, at second call.

Paragraph 1 – Call notices shall specify the date, time and place of the meeting, as well as the agenda, upon which the partners may exclusively deliberate, unless all partners agree otherwise.

Paragraph 2 – The call notice requirement may be waived when all partners are present or have declared in writing that they are aware of the place, date, time and agenda of the meeting.

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Article 15. – A meeting of partners shall be called to order with the presence of not less than half of the Company’s quota capital, at first call, or with any number of attendees, at second call.”

18.         In view of the inclusion of the new Articles 13, 14 and 15, the former Articles 14 and 15 shall henceforth become Articles 16 and 17.

19.         The partners also resolve to amend the requirements for the approval of the assignment of the Company’s quotas. In view of that, former Article 16 shall henceforth become effective as the new Article 18:

“Article 18.  No partner may assign, transfer or otherwise encumber any of its quotas or rights to other partners or third parties, unless with the prior written consent of the partners representing all the Company’s quota capital.

Sole Paragraph The assignment or encumbrance of quotas shall only be binding on the Company and third parties upon filing of the corresponding instrument, duly signed by the consenting partner(s), with the Register of Companies.”

20.         Right after the above, the partners resolve to amend the approval requirements for the exclusion of partners of the Company, so that former Article 17 shall henceforth become effective as the new Article 19:

“Article 19.  The exclusion of any partner(s) with cause is hereby permissible, if approved by the partners representing all the Company’s quota capital.”

21.         In view of the inclusion of the new Article 19, the former Articles 18 and 19 shall henceforth become Articles 20 and 21.

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22.         Also, the partners resolve to amend the requirements for merger and consolidation of the Company into or with other companies, so that former Article 20 shall henceforth become effective as the new Article 22:

“Article 22.  The Company may be merged into or with other companies at any time, by resolution of the partner(s) representing all the Company’s quota capital.”

23.          Subsequently, the partners resolve to amend the requirements for the spin-off and change in the corporate type of the Company, so that former Article 21 shall henceforth become effective as the new Article 23:

“Article 23.  The Company’s spin-off or change in corporate type is permissible at any time, by resolution of the partner(s) representing all the Company’s quota capital. The partners hereby waive their right to withdraw upon change in the Company’s type under article 221, sole paragraph of the Corporation Law.”

24.         In view of the inclusion of the new Article 21, the former Articles 22 to 28 shall henceforth become Articles 24 to 30.

25.         In view of the resolutions above, the quotaholders decide not only to amend the provisions of Articles 1, 2, 3, 5, 6, 8, 10, 13, 14, 15, 18, 19, 22 and 23 to the Company’s articles of association, but also to include the new articles 9 and 11 and renumber Articles 12, 16, 17, 20, 21, 24 to 30 and have it consolidated, so that it shall become effective with the following new wording:

”ARTICLES OF ASSOCIATION OF AEGERION BRASIL SERVIÇOS DE PROMOÇÃO E ADMINISTRAÇÃO DE VENDAS LTDA.”

COMPANY NAME AND PRINCIPAL PLACE OF BUSINESS

Article 1.          The name of the Company is AEGERION BRASIL SERVIÇOS DE PROMOÇÃO E ADMINISTRAÇÃO DE VENDAS LTDA. and shall use “Aegerion Brasil” as its tradename.

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Article 2.         The Company has its principal place of business in the City of São Paulo, State of São Paulo, at Avenida Paulista, No. 2300, Pilotis floor, suite 52, Zip Code 01310-300. It may maintain branches, offices and representative offices elsewhere in Brazil or abroad, by resolution of the partner(s) representing more than half of the Company’s quota capital, in meeting.

PURPOSE

Article 3.          The Company shall engage in the following activities the (i) marketing and medical affairs activities related to its pharmaceutical products and disease areas of focus, (ii) provision and support of continued medical education, (iii) dissemination of clinical studies, medical and scientific information regarding its pharmaceutical products and disease areas of focus, and (iv) holding interest in other entities.

DURATION

Article 4. – The Company is established for an indefinite period.

QUOTA CAPITAL

Article 5. - The Company’s quota capital, fully subscribed for, is one hundred reais (R$ 100.00), divided into one hundred (100) identical quotas of one real (R$ 1.00) each, allocated between the partners as follows:

AEGERION PHARMACEUTICALS, INC., holds ninety nine (99) quotas in the total amount of ninety nine reais (R$ 99.00); and

AEGERION PHARMACEUTICALS HOLDINGS, INC. holds one (1) quota in the total amount of one real (R$ 1.00).

Paragraph 1 – The Company’s quota capital shall be paid up in Brazilian currency, credits or goods in up to 2 years.

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Paragraph 2 – The liability of each partner is limited to the nominal value of quotas held thereby. However, all partners shall be held jointly and severally liable for payment of the Company’s quota capital.

Paragraph 3 – The Company shall acknowledge only one holder per quota. Each quota shall carry one vote in corporate resolutions.

MANAGEMENT

Article 6.          The Company shall be managed and administered by one (1) or more individuals, resident in Brazil, who shall be appointed by the partners.

Paragraph 1.    The partners may entrust the Company’s management to a non-partner third party.

Paragraph 2.    The appointment of senior managers shall be conditioned to approval given by all partners.

Paragraph 3.    The senior managers shall be appointed by the partners at a meeting, the minutes of which shall be filed with the Register of Companies (Registro Público de Empresas Mercantis), thus serving as proper evidence of their appointment.

Paragraph 4.    The senior managers shall have the positions and duties ascribed to them upon their respective appointment, and shall be invested in office upon signing of the corresponding deed of investiture. The senior managers shall serve until their respective successors take over.

Paragraph 5.    The term of office of the senior managers shall be determined upon their appointment; reelection is hereby permissible. An annual meeting of partners need not be held for the appointment of senior managers.

Paragraph 6.    The senior managers may resign or be dismissed at any time, by resolution of the partner(s) representing more than half of the Company’s quota capital in meeting.

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Paragraph 7.    The compensation of senior managers shall be determined by resolution of the partner(s) representing more than half of the Company’s quota capital, which may otherwise resolve that no compensation shall be paid to the Company’s senior managers.

Article 7.        Unless otherwise stated herein, the senior managers shall be in charge of managing the Company’s business in general and shall perform all acts necessary or advisable therefore; to that end, the powers of the senior managers shall include, without limitation, those necessary:

(a)          to cause the Company to comply with the law and these Articles of Association, as well as to abide by the resolutions adopted by the partners;

(b)          to administer, manage and direct the business of the Company, with powers to purchase, sell, exchange, encumber or otherwise acquire the Company’s assets and properties, establishing the prices, terms and conditions thereof; and

(c)          to issue internal rules, regulations and other similar directives dealing with the Company’s management.

Article 8.          All acts and documents entailing an obligation or liability for the Company, such as deeds of any kind, checks, promissory notes, bills of exchange, money orders and other financial transactions, loans, financings and instruments of indebtedness in general, shall be signed by:

(i)          one sole senior manager, if there is only one senior manager in office; or

(ii)         two senior managers, acting jointly; or

(iii)        one senior manager jointly with an attorney-in-fact; or

(iv)        two attorneys-in-fact acting jointly, provided that duly vested with special powers.

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Sole Paragraph  Any senior manager, acting severally, may represent the Company as plaintiff or defendant, in and out of court, before government bodies or federal, state or municipal authorities, independent agencies, mixed-capital companies, and instrumentalities.

Article 9.          The senior managers shall meet whenever necessary, at the written call of any of them. In order to be convened and adopt valid resolutions, a majority of the senior managers serving at the time, or two senior managers (if there are only two in office), shall be present at the meeting.

Paragraph 1.    Meetings shall be called by written notice sent at least five (5) days in advance. Prior call notices may be waived when all senior managers are present or duly represented in the meeting.

Paragraph 2.    Resolutions shall be taken by a majority vote of the attendees, and shall be put down in proper minutes drawn up in the book of minutes of the senior management meetings.

Paragraph 3.   Any senior managers may be represented by another senior manager, subject to receipt of a written proxy from the senior manager granting the right to represent, thus being deemed present at the meeting; in this case, the proxy shall vote for himself and on behalf of the senior manager represented thereby. The senior managers who cast their votes by letter, telegram, e-mail message, fax or any other written form shall also be deemed present at meetings.

Article 10.        Powers of attorney issued by the Company shall be conditioned to prior written authorization from the partner(s) representing all the Company’s quota capital, given in meeting or by statement, letter, fax, e-mail message, telegram or in any other written form; shall always be signed by the senior manager(s), with due regard for article 8 (i) or (ii) hereof; shall specify the powers granted; and shall be valid for a limited period, with the exception of those granted for judicial purposes.

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Article 11.       Performance of any act or business involving an amount in excess of the approved spending limit of the equivalent in reais to $25,000 American Dollars in one single transaction or in a series of related transactions within a period of twelve (12) months by the senior manager shall be conditioned to the prior written authorization of the partner(s) representing more than half of the Company’s quota capital, given in meeting or by statement, letter, telegram, fax, e-mail message, or in any other written form.

Article 12.        The acts of any of the Company’s partners, senior managers, attorneys-in-fact, agents or employees involving the Company in any obligations regarding businesses or transactions unrelated to its corporate purposes are hereby expressly forbidden, and shall be deemed null and void as regards the Company.

PARTNERS’ RESOLUTIONS

Article 13. – Any resolutions prescribed by law or under these Articles of Association shall be adopted at partners’ meetings; by means of amendments to the articles of association; or via other resolution acts.

Paragraph 1 – Partners’ meetings may be waived in the cases expressly provided for in these Articles of Association, or if all partners have adopted a written resolution on the matter to be dealt with therein.

Paragraph 2 – Partners’ resolutions shall be adopted by the vote of partner(s) representing more than half of the Company’s quota capital, unless a higher quorum requirement is prescribed by law or under these Articles of Association.

Paragraph 3 – Any partner may be represented by another partner or a lawyer, by means of proxy instrument specifying the powers therefor.

Paragraph 4.    The partners that have sent their vote by letter, telegram, fax, e-mail or other written form shall be deemed present at the meeting.

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Article 14. – Partners’ meetings shall be called in writing by any senior manager or partner(s) representing more than half of the Company’s quota capital, by registered letter or letter against receipt, sent eight (8) days in advance, at first call, or five (5) days in advance, at second call.

Paragraph 1 – Call notices shall specify the date, time and place of the meeting, as well as the agenda, upon which the partners may exclusively deliberate, unless all partners agree otherwise.

Paragraph 2 – The call notice requirement may be waived when all partners are present or have declared in writing that they are aware of the place, date, time and agenda of the meeting.

Article 15. – A meeting of partners shall be called to order with the presence of not less than half of the Company’s quota capital, at first call, or with any number of attendees, at second call.

Article 16. – Meetings shall be chaired by a partner, a partner’s representative, a senior manager or a third person appointed by a majority of the attendees. The Chairman shall choose the Secretary of the meeting.

Paragraph 1 – Minutes of the meeting and respective resolutions shall be drawn up in the book of minutes of the partners’ meetings; and shall be signed by the presiding board as well as by the partners then present, to the extent necessary for validity of the resolutions taken thereat, without prejudice to any other persons who wish to sign them.

Paragraph 2 – A copy of the minutes certified by the senior managers or by the presiding board shall be submitted to the Register of Companies for filing and registration purposes.

Paragraph 3 – The Company’s senior managers shall turn over a certified copy of the minutes to any partner, upon request.

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AMENDMENTS TO THE ARTICLES OF ASSOCIATION

Article 17. – These Articles of Association may be freely amended at any time, by resolution of the partner(s) representing at least three fourths (3/4) of the Company’s quota capital, except for the amendments necessary to reflect any issues that are subject to the special vote requirements set forth herein, in which case the special vote requirement shall apply, even if lower than the general 3/4 vote requirement referred to above.

ASSIGNMENT OF QUOTAS

Article 18. – No partner may assign, transfer or otherwise encumber any of its quotas or rights to other partners or third parties, unless with the prior written consent of the partners representing all the Company’s quota capital.

Sole Paragraph – The assignment or encumbrance of quotas shall only be binding on the Company and third parties upon filing of the corresponding instrument, duly signed by the consenting partner(s), with the Register of Companies.

EXCLUSION OF PARTNERS

Article 19.    The exclusion of any partner(s) with cause is hereby permissible, if approved by the partners representing all the Company’s quota capital.

FISCAL YEAR

Article 20. – The fiscal year of the Company shall begin on January 1st and end on December 31st.

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ACCOUNTING STATEMENTS AND ALLOCATION OF PROFITS

Article 21. – At the end of each fiscal year, the senior managers shall cause the Company’s balance sheet, income statement, and other accounting statements prescribed by law to be prepared in accordance with the corporate law and accounting principles generally accepted in Brazil.

Paragraph 1 – The management accounts and accounting statements shall be forwarded to the partners at yearend and shall be approved by the partner(s) representing more than half of the Company’s quota capital.

Paragraph 2 – Allocation of the net profits at year-end and distribution thereof shall be approved by the partner(s) representing more than half of the Company’s quota capital; all partners shall be assured of their ratable interest therein.

Paragraph 3 – An annual meeting of partners or any other written resolution in lieu of meeting need not be adopted to take the management accounts and resolve on the accounting statements, allocation of net profits at year-end, and distribution of profits, unless in the fiscal years in which an annual meeting or other written resolution is requested by any of the partners or senior managers.

Paragraph 4 – The Company may prepare interim balance sheets on a half-yearly or quarterly basis, or at shorter periods, as well as distribute profits based thereon.

Paragraph 5 – The Company may declare and pay interest on equity, by resolution of the partner(s) representing more than half of the Company’s quota capital.

MERGER AND CONSOLIDATION

Article 22.     The Company may be merged into or with other companies at any time, by resolution of the partner(s) representing all the Company’s quota capital.

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SPIN-OFF AND CHANGE IN CORPORATE TYPE

Article 23.    The Company’s spin-off or change in corporate type is permissible at any time, by resolution of the partner(s) representing all the Company’s quota capital. The partners hereby waive their right to withdraw upon change in the Company’s type under article 221, sole paragraph of the Corporation Law.

WINDING-UP, LIQUIDATION AND TERMINATION

Article 24. – In the event of winding-up of the Company, the liquidator shall be appointed by the partner(s) representing more than half of the Company’s quota capital. In this event, the Company’s assets shall be used to satisfy its outstanding liabilities. The remaining assets, if any, shall be apportioned among the partners ratably to the number of quotas each of them holds. At the end of liquidation proceedings, the Company shall be deemed terminated by resolution of the partner(s) representing more than half of the Company’s quota capital.

Article 25. – The withdrawal, dissent, termination, death, exclusion or bankruptcy of any partner shall not result in the winding-up of the Company, which shall continue to exist with the remaining partners, unless the latter decide that the Company shall be liquidated, provided that they represent at least three fourths (3/4) of the Company’s quota capital, or unless an insufficient number of partners is not cured within one hundred and eighty (180) days of said event. The assets pertaining to the withdrawing, dissenting, terminated, deceased, excluded or bankrupt partner shall be calculated on the basis of the latest balance sheet prepared by the Company, and shall be paid to the rightful persons within six (6) months of the event.

FISCAL BOARD

Article 26. – The Company shall have no Fiscal Board (Conselho Fiscal).

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JUDICIAL AND OUT-OF-COURT REORGANIZATION

Article 27. – The Company may file for judicial or out-of-court reorganization (recuperação judicial ou extrajudicial) by resolution of the partner(s) representing more than half of the Company’s quota capital, except in urgent cases, when the senior managers will be allowed to apply for judicial reorganization with the consent of the holders of more than half of the Company’s quota capital.

GOVERNING LAW

Article 28. – The Company shall be governed by these Articles of Association, as well as by articles 1052 through 1087 of Law No. 10406 of January 10, 2002 (the Civil Code) as amended. Any matters not expressly dealt with herein shall be exclusively governed, in a supplementary manner, by Law No. 6404 of December 15, 1976, as amended (the Corporation Law).

CHANGE OF VOTE REQUIREMENT BY SUPERVENING LAW

Article 29. – The supermajority vote requirement for partners’ resolutions under these Articles of Association shall be automatically reduced to the minimum vote requirements prescribed by law, but not below more than half of the Company’s quota capital even if so permissible by law.

JURISDICTION

Article 30. - Disputes and/or controversies arising out of these Articles of Association shall be referred to the Courts of the Judicial District of São Paulo, State of São Paulo, to the exclusion of any other courts, however privileged they may be.

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In witness whereof, the partners sign this instrument in three (3) counterparts of equal form and content, in the presence of the two (2) undersigned witnesses.

São Paulo, October 24, 2012

FS ADMINISTRAÇÃO DE BENS
PARTICIPAÇÕES LTDA.

/s/ Rafael dos Santos Silva Filho
P.	Rafael dos Santos Silva Filho

FS EMPREENDIMENTOS LTDA.

/s/ Rafael dos Santos Silva Filho
P.	Rafael dos Santos Silva Filho

AEGERION PHARMACEUTICALS, INC.

/s/ Ramon Fernandez Aracil Filho
Pp.	Ramon Fernandez Aracil Filho

AEGERION PHARMACEUTICALS HOLDINGS, INC.

/s/ Ramon Fernandez Aracil Filho
Pp.	Ramon Fernandez Aracil Filho

Witnesses:

1. -	/s/ Fernanda Akaishi Nociti	2. -	/s/ Samuel Chagas Dourado

	Name: Fernanda Akaishi Nociti RG: CPF nº 389.888.478-30 RG nº 49.385.983-4 SSP/SP		Name: Samuel Chagas Dourado RG: CPF nº 173.657.438-83 RG nº 24.663.499-6 SSP/SP

AEGERION BRASIL SERVIÇOS DE PROMOÇÃO E ADMINISTRAÇÃO DE
VENDAS LTDA.

2nd Amendment of Articles of Incorporation

CNPJ / MF No. 14,555,259 / 0001-03
NIRE 3522602510-1

By this particular instrument, the undersigned, (a) AEGERION PHARMACEUTICALS, INC., company incorporated and existing under the laws of Delaware, United States of America, headquartered in Cambridge City, Massachusetts, United States of America, at 101 Main Street, room 1850, Zip Code 02142, registered with the CNPJ under no. 16,983,615 / 0001-15, hereby represented by its attorney-in-fact, Mr. Ramon Fernandez Aracil Filho, Brazilian, married, lawyer, registered with the CPF / MF under No. 132.929.988-40 and OAB / SP under No. 180.624, resident and domiciled in the City of São Paulo, State of São Paulo, with office to the Joaquim Eugênio de Lima Mall, No. 187, 9O floor, ZIP Code 01403-001, and (b) AEGERION PHARMACEUTICALS HOLDINGS, INC., company incorporated and existing under the laws of Delaware, United States of America, headquartered in Cambridge City, Massachusetts, United States of America, at 101 Main Street, room 1850, Zip Code 02142, registered with the CNPJ under no. 16,983,614 / 0001-70, hereby represented by its attorney-in-fact, Mr. Ramon Fernandez Aracil Filho, above qualified, sole partners representing the entire share capital of AEGERION BRASIL SERVIÇOS DE PROMOÇÃO E ADMINISTRAÇÃO DE VENDAS LTDA., limited company, organized and constituted in accordance with the laws of Brazil, headquartered in the City of São Paulo, State of São Paulo, at Avenida Paulista, no. 2300, Pilotis floor, room 52, CEP 01310-300, registered with the CNPJ under

14.555.259 / 0001-03, with its Articles of Association and 1The contractual amendment filed with JUCESP, under nos. 3522602510-1 and 478.971 / 12-6, at sessions of 21.10.2011 and 26.10.2012, respectively ("Society") mutually agree as follows:

1.            The partner AEGERION PHARMACEUTICALS HOLDINGS, INC., holder of 1 (one) share of the Company's capital, in the total amount of R $ 1.00 (one real), hereby assigns and transfers for consideration, this 1 (one) share, free and clear of any liens or encumbrances for AEGERION PHARMACEUTICALS, INC., which accepts this transfer and the rights, prerogatives and obligations inherent thereto.

2.            In view of the above transfer and transfer of quota, AEGERION PHARMACEUTICALS, INC. became the sole partner of the Society.

3.           The assignor, assignee and the Company agree to the assignment and transfer of the aforementioned quota and mutually grant the broadest, general, irrevocable and irreversible discharge in respect of the quota hereby transferred and may not claim one of the others on the matter at any time. or under any circumstances.

4.           In addition, the partner AEGERION PHARMACEUTICALS, INC. decides to pay up the total subscribed capital of the Company of R $ 100.00 (one hundred reais), in domestic currency, using part of remittance in foreign currency in the amount of U $ 147,565.18 (one hundred and forty seven thousand and five hundred and sixty-five US dollars and eighteen cents) equivalent to three hundred thousand reais and one cent (R $ 300,000.01), as shown in exchange R $ 2.03 (two reais and three cents).

5.           Immediately thereafter, the partner AEGERION PHARMACEUTICALS, INC. decides to increase the capital stock of the Company, which is fully subscribed and paid-in, in national currency, from R $ 100.00 (one hundred reais) divided into 100 (one hundred) shares to R $ 299,900.00 (two hundred and ninety nine hundred and nine hundred reais), with an effective increase of R $ 299,800.00 (two hundred and ninety-nine thousand and eight hundred reais) and consequent issuance of 299,800 (two hundred and ninety-nine thousand and eight hundred) new quotas in the total amount of R $ 1.00 (one real) each, all identical to the previous ones.

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6.            The capital increase approved above is hereby fully subscribed by the partner AEGERION PHARMACEUTICALS, INC. and paid-in in local currency by capitalizing part of foreign currency remittance of exchange contract No. 000110691912 dated 01.18.2013.

7.            Then the partner AEGERION PHARMACEUTICALS, INC. decides that the remaining R $ 0.01 (one cent) of foreign exchange contract No. 000110691912 dated 01.18.2013 will be used for future capital increases.

8.            Immediately thereafter, AEGERION PHARMACEUTICALS, INC., holding two hundred and ninety-nine thousand and nine hundred (299,900) shares of the Company's capital, in the total amount of two hundred and ninety-nine thousand and nine hundred reais (R $ 299,900), hereby assigns and transfers, for consideration, 1 (one) quota held in the Company, free and cleared of any encumbrances or encumbrances, to AEGERION PHARMACEUTICALS HOLDINGS, INC., above, which accepts this transfer and all the rights, prerogatives and obligations inherent in it.

9.           As a result of the foregoing, the Company's capital will increase to two hundred and ninety-nine thousand and nine hundred reais (R $ 299,900.00), fully subscribed and paid in national currency, divided into two hundred and ninety-nine thousand and nine hundred and nine hundred) quotas with the value of R $ 1.00 (one real) each, distributed as follows:

(i)
AEGERION PHARMACEUTICALS, INC; has two hundred and ninety-nine thousand, eight hundred and ninety-nine (299,899) shares in the total amount of two hundred and ninety-nine thousand, eight hundred and ninety-nine reais (R $ 299,899.00); and

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(ii)	AEGERION PHARMACEUTICALS HOLDINGS, INC. owns 1 (one) quota, totaling $ 1.00 (one real).

10.          Due to the capital increase described above, Clause 5 of the Company's Articles of Incorporation will be effective with the following new wording:

"Clause 5.-The Company's capital stock, fully subscribed in national currency, is R $ 299,900.00 (two hundred and ninety-nine thousand and nine hundred reais), fully subscribed and paid-in in national currency, divided into 299,900 (two hundred and ninety and nine thousand and nine hundred) identical quotas of R $ 1.00 (one each), distributed among the members as follows:

AEGERION PHARMACEUTICALS, INC., has two hundred and ninety-nine thousand, eight hundred and ninety-nine (299,899) shares, in the total amount of two hundred and ninety-nine thousand, eight hundred and ninety-nine reais (R $ 299,899.00); and

AEGERION PHARMACEUTICALS HOLDINGS, INC. owns 1 (one) quota, totaling $ 1.00 (one real).

Paragraph 1 - The Company's capital stock must be paid in national currency, credits or assets within 2 years.

Paragraph 2 - The liability of each partner is limited to the nominal value of the shares held by it. However, all partners are jointly and severally liable for the payment of the Company's capital.

Paragraph 3 - The Company recognizes a single holder for each quota. Each quota will grant the right to one vote in the social deliberations."

11.          In view of the resolutions taken above, the partners resolve not only to amend Clause 5a of the Articles of Association, but also to consolidate it, which will be in full force, with the following wording:

" AEGERION BRASIL SERVIÇOS DE PROMOÇÃO E ADMINISTRAÇÃO DE VENDAS LTDA"

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NAME AND HEADQUARTERS

Clause 1. - The Company is called AEGERION BRASIL SERVIÇOS DE PROMOÇÃO E ADMINISTRAÇÃO DE VENDAS LTDA and will use "Aegerion Brasil" as its trade name.

Clause 2. - The Company is headquartered in the City of São Paulo, State of São Paulo, at Avenida Paulista, no. 2300, Pilotis floor, room 52, zip code 01310300, and may open and terminate branch establishments, offices and warehouses in any part of the national territory or abroad, by determination of the partner (s) representing more than half of the Company's capital stock, at a meeting.

SOCIAL OBJECT

Clause 3. - The Company is engaged in (i) marketing and medical affairs activities related to its pharmaceuticals and disease focus areas, (ii) providing continuing education services and support, (iii) disseminating clinical studies and medical information and scientific related to their pharmaceutical products and disease focus areas, and (iv) participation in any other companies as a partner, shareholder or quotaholder.

DURATION

Clause 4.- The term of the Company is indefinite.

SHARE CAPITAL

Clause 5.-The Company's capital stock, fully subscribed in national currency, is R $ 299,900.00 (two hundred and ninety-nine thousand and nine hundred reais), fully subscribed and paid-in in national currency, divided into 299,900 (two hundred and ninety and nine thousand and nine hundred) identical quotas of R $ 1.00 (one real) each one, distributed among the partners as follows:

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AEGERION PHARMACEUTICALS, INC., has two hundred and ninety-nine thousand, eight hundred and ninety-nine (299,899) shares, in the total amount of two hundred and ninety-nine thousand, eight hundred and ninety-nine reais (R $ 299,899.00); and

AEGERION PHARMACEUTICALS HOLDINGS, INC. owns 1 (one) quota, totaling $ 1.00 (one real).

Paragraph 1-The Company's capital stock must be paid in national currency, credits or assets within 2 years.

Paragraph 2 - The liability of each partner is limited to the nominal value of the shares held by it. However, all partners are jointly and severally liable for the payment of the Company's capital.

Paragraph 3 - The Company recognizes a single holder for each quota. Each quota will grant the right to one vote in the social deliberations.

ADMINISTRATION

Clause 6. - The Company's management will be exercised by one (1) or more directors, natural persons, resident in the country, designated by the partners.

Paragraph 1 - Members may designate non-member third parties to exercise social administration.

Paragraph 2 - The appointment of directors will depend on the unanimous approval of the members.

Paragraph 3 - The administrators will be appointed by the shareholders at the meeting, whose minutes, taken to filing in the Public Register of Mercantile Companies, will be the appropriate proof of designation.

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Paragraph 4 - The administrators will have the assignments assigned to them at the time of their appointment and will be vested in their positions upon signature of the term of office, and shall remain in their positions until the inauguration of their respective successors.

Paragraph 5 - The mandates of the directors will be established at the time of their respective appointments, being reappointed, and the annual meeting of members to appoint directors is waived.

Paragraph 6 - The directors may resign or be dismissed at any time, upon approval, at a meeting, of shareholders holding more than half of the share capital.

Paragraph 7 - Management compensation shall be established by resolution of shareholders holding more than half of the share capital, and the resolution may establish that management will not receive any compensation.

Clause 7. - It is incumbent upon the directors to manage the corporate affairs in general and to perform, to this end, all acts necessary or convenient for that purpose, subject to the restrictions set forth in this articles of association, including, among other powers, those necessary to:

(a) ensure compliance with the law, this articles of association and compliance with the resolutions of the shareholders;

(b) manage, manage and oversee the business, being able to buy, sell, exchange, encumber or otherwise acquire the Company's movable or immovable property, determining the respective prices, terms and conditions; and

(c) issue bylaws, regulations and other similar rules regarding the Company's management.

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Clause 8. - All acts and documents that imply liability or obligation of the Company, such as deeds of any nature, checks, promissory notes, bills of exchange, money orders and other financial transactions, loans, financing and debt securities in general shall be signed. per:

(i) a single administrator, if there is only one nominee; or

(ii) two joint managers; or

(iii) an administrator in conjunction with a proxy; or

(iv) by two attorneys-in-fact jointly, provided that they are vested with special powers.

Single paragraph - Any director, acting individually or collectively, may represent the Company in and out of court, actively or passively, before public agencies or federal, state or municipal authorities, as well as municipalities, mixed capital companies and parastatal entities, as well as sign any documents that imply liability or obligation of the Company.

Clause 9. - The administrators shall meet whenever necessary, upon written notice of any of its members. In order to be able to settle and validly deliberate, it is necessary to attend the meeting of the majority of the directors who are currently in office, or two, if there are only two directors in office.

Paragraph 1 - The call shall be made by written notice sent at least five (5) days in advance, waiving this deadline and written notice when the directors meet with the presence or representation of all its members.

Paragraph 2 - The resolutions will be taken by majority vote of those present and will be recorded in the minutes drawn up in the minutes book of management.

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Paragraph 3 - Any director may be represented by another director, subject to the written permission of the director granting the right of representation, and shall then be considered present at the meeting, in which case the substitute member will vote for himself or herself. Likewise, the administrators who transmit their vote by letter, telegram, facsimile, electronic mail or any other written form shall be considered present.

Clause 10. - The granting of powers of attorney on behalf of the Company shall be subject to the prior written consent of a partner or partners representing the entire share capital, expressed at a meeting, statement, letter, facsimile, electronic mail, telegram or any other written form. The powers of attorney granted on behalf of the Company shall always be by a director or managers, subject to clauses 8 (i) and (ii) of this Articles of Association, and shall specify the powers conferred and, except for those for judicial purposes, shall have a limited period of validity.

Clause 11. - The practice of any act or business on behalf of the Company involving an amount exceeding the approved limit equivalent to reais in US $ 25,000.00 (twenty five thousand US dollars) in a single transaction or a series of related transactions in a period. 12 (twelve) months, shall be subject to the prior written consent of the partner or partners representing more than half of the share capital, expressed in a meeting, statement, letter, telegram, facsimile, electronic mail or any other written form.

Clause 12. - It is expressly forbidden, being null and void in relation to the Company, the acts of any of the partners, managers, attorneys, agents or employees that involve it in obligations related to business or operations foreign to the corporate purpose, such as guarantees, endorsements, endorsements. or any other warranties in favor of third parties, except as authorized in writing by the partner or partners representing the majority of the capital stock.

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RESOLUTION OF MEMBERS

Clause 13. - Resolutions of shareholders provided for by law or in these articles of association shall be taken at meetings of members, amendments to the articles of association or other acts of deliberation.

Paragraph 1 - The meeting of members may be waived in the cases expressly provided for in this bylaws, as well as in the event that all members decide, in writing, on the subject matter.

Paragraph 2 - The resolutions of the shareholders shall be taken by the votes of the partner or members holding more than half of the share capital, in cases where it is not expressly provided for by law or in this major quorum bylaws.

Paragraph 3 - Any partner may be represented in the resolution by another partner or attorney, upon the granting of a mandate specifying the powers.

Paragraph 4 - Members who transmit their vote by letter, telegram, facsimile, e-mail or any other written form will be considered present at the meeting.

Clause 14. - The meetings of the members will be called by the management or by the partner (s) representative (s) of more than half of the Company's capital in writing, by registered or registered letter, eight (8) days in advance in the first call and, on second call, five (5) days in advance.

Paragraph 1 - The call shall specify the day, time and place of the meeting, as well as the order of the day, and deliberation may only be made on it, unless all members agree otherwise.

Paragraph 2 - Calling formalities are waived whenever all members attend or declare in writing aware of the place, date, time, and agenda of the meeting.

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Clause 15. - The shareholders' meeting is held with the presence, at first call, of the holders of not less than half of the share capital, and, at second call, with any number.

Clause 16. - Meetings shall be chaired by a member, member representative, administrator or third party designated by the majority of those present, and the chairman of the meeting shall choose the secretary.

Paragraph 1 - The works and deliberations shall be drawn up in the minutes of the meeting minutes, signed by the members of the board and by the members present, which are sufficient for the validity of the deliberations, but without prejudice to those who wish to sign it.

Paragraph 2 - Copy of the minutes certified by the administration, or by the bureau, will be presented to the Public Registry of Mercantile Companies for filing and annotation.

Paragraph 3 - The Company's management shall deliver certified copies of the minutes to the member who requests them.

MODIFICATION OF SOCIAL AGREEMENT

Clause 17. - The present articles of association may be freely amended at any time by resolution of the partner or partners representing at least ¾ (three quarters) of the capital stock, except in cases of modification of the articles of association to reflect matters whose resolution depends on the special quorum provided for in this articles of association, in which case the special quorum will prevail, even if lower than the general quorum of ¾ (three bedrooms).

ALLOCATION OF QUOTAS

Clause 18. - No partner may assign, transfer or otherwise encumber any of its shares or rights inherent in them to the other partners or third parties without the prior written consent of a partner or partners holding the entire capital stock.

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Single paragraph - The assignment or encumbrance of quotas will be effective in relation to the Company and third parties from the registration in the Public Register of Mercantile Companies of the respective instrument subscribed by the consenting partner or partners.

MEMBER EXCLUSION

Clause 19. - The exclusion of a partner for just cause is allowed, provided that approved by a partner or members holding the entire share capital.

SOCIAL EXERCISE

Clause 20. - The fiscal year will start on January 1st and end on December 31st.

ACCOUNTING STATEMENTS AND PROFIT ALLOCATION

Clause 21. - At the end of each fiscal year, the managers will prepare the balance sheet, the income statement for the year and the other financial statements required by law, in accordance with corporate law (Brazilian Corporate Law) and accounting practices adopted in Brazil.

Paragraph 1 - Management accounts and financial statements will be forwarded to shareholders at the end of the fiscal year and approved by a partner or partners holding more than half of the capital stock.

Paragraph2 - The allocation of net income for the year and the distribution of profits will be approved by a partner or partners holding more than half of the share capital, guaranteeing to all partners their proportional participation.

Paragraph 3 - An annual membership meeting is waived or any other act of deliberation formal to review the management accounts and resolve on the financial statements, the allocation of net income for the year and the distribution of profits, except in the years in which the holding of an annual meeting or other act of deliberation is requested by any of the partners or administrators.

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Paragraph 4 - The Company may prepare interim, interim or shorter balance sheets and, based on these balance sheets, distribute profits.

Paragraph 5 - The Company may distribute and pay interest on equity, as resolved by shareholders holding more than half of the share capital.

MERGER AND MERGER

Clause 22. - The Company may be merged or incorporated, at any time, by resolution of the shareholders who hold the entire capital stock,

SCISSION AND TRANSFORMATION

Clause 23. - The Company may be spun off or transformed, at any time, by resolution of the shareholders holding the entire capital stock. The partners waive the right of withdrawal in the event of transformation into a company, under the terms of the sole paragraph of article 221 of the Brazilian Corporation Law.

DISSOLUTION, LIQUIDATION AND EXTINCTION

Clause 24. - In case of dissolution of the Company, the liquidator will be appointed by the shareholders holding more than half of the share capital. In this event, the Company's assets will be used to settle its obligations and the remainder, if any, will be apportioned among the partners in proportion to the number of shares each holds. Upon termination of the liquidation, the Company will be declared extinguished by resolution of the shareholders holding more than half of the share capital.

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Clause 25. - The withdrawal, dissent, extinction, death, exclusion or bankruptcy of any of the partners will not dissolve the Company, which will proceed with the remaining, unless these, provided that they represent at least ¾ (three quarters) of the capital stock, decide to dissolve it, or that the eventual lack of plurality of members is not remedied within 180 (one hundred and eighty) days from the event. The assets of the withdrawing, dissident, extinguished, dead, excluded or bankrupt partner will be calculated based on the last balance sheet drawn up by the Company, and will be paid to the rightful owner within six (6) months of the event.

SUPERVISORY BOARD

Clause 26. - The Company will not have fiscal council.

JUDICIAL AND EXTRAJUDICIAL RECOVERY

Clause 27. - The Company may request judicial or extrajudicial recovery by resolution of the shareholders holding more than half of the capital stock, except in case of urgency, in which case the director or the administrators may request judicial recovery, with the authorization of a partner or partners holding more than half of the share capital.

REGENCY

Clause 28. - The Company will be governed by the provisions of this bylaws, as well as by the provisions of articles 1,052 to 1,087 of Law no°. 10,406, of January 10, 2002, as amended (Civil Code), applying, in omitted cases, exclusively and supplementary to Law no°. 6,404, of December 15, 1976, as amended (Brazilian Corporate Law).

CHANGE OF QUORUM BY SUPERVENTIVE LAW

Clause 29. - The quorums for resolution of members indicated in this bylaws will be automatically reduced to the minimum permitted by law, but not less than more than half of the share capital, in the case of legal modification authorizing its reduction.

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FORUM

Clause 30. - To resolve any and all doubts and / or controversies arising from this bylaws, the São Paulo County Court, São Paulo State is hereby elected, excluding any other, however privileged it may be.

IN WITNESS WHEREOF, the partners sign this instrument in three (3) copies of the same form and content, in the presence of the two (2) undersigned witnesses.

Sao Paulo, February 8, 2013.

AEGERION PHARMACEUTICALS, INC.

/s/ Ramon Fernandez Aracil Filho
Pp.	Ramon Fernandez Aracil Filho

AEGERION PHARMACEUTICALS, HOLDINGS INC.

/s/ Ramon Fernandez Aracil Filho
Pp.	Ramon Fernandez Aracil Filho

witnesses:

1. -	/s/ Iris Da Silva Guimaraes		2. -	/s/ Camila Da Farias Vieira
	Name : IRIS DA SILVA GUIMARAES			Name : CAMILA DA FARIAS VIEIRA
	RG:	CPF : 387.833.878-38		RG:
		RG : 47.298.454-8-SSP / SP		CPF nº 007.651.601-61
ID No. 32.065.442-4.SSP / SP

AEGERION BRASIL SERVIÇOS DE PROMOÇÃO
E ADMINISTRAÇÃO DE VENDAS LTDA.

3rd Amendment to the Articles of Association

CNPJ/MF No. 14.555.259/0001-03
NIRE 3522602510-1

By this private instrument (a) AEGERION PHARMACEUTICALS, INC., a company organized and existing in accordance with the laws of the State of Delaware, United States of America, headquartered at 101 Main Street, suite 1850, City of Cambridge, State of Massachusetts, Zip Code 02142, United States of America, enrolled in the CNPJ. under No. 16.983.615/0001-15, herein represented by its undersigned legal representative Mr. Ramon Fernandez Aracil Filho, Brazilian, married, lawyer, enrolled with the CPF/MF under No. 132.929.988-40 and in the Brazilian Bar Association, São Paulo Chapter (OAB/SP) under No. 180.624, resident and domiciled in the City of São Paulo, State of São Paulo, with offices at Alameda Joaquim Eugênio de Lima, No. 187, 9th floor, Zip Code 01403-001, and (b) AEGERION PHARMACEUTICALS HOLDINGS, INC., a company organized and existing in accordance with the laws of the State of Delaware, United States of America, headquartered at 101 Main Street, Suite 1850, City of Cambridge, State of Massachusetts, ZIP CODE 02142, United States of America, enrolled in the CNPJ under No. 16.983.614/0001-70, herein duly represented by its attorney-in-fact, Mr. Ramon Fernandez Aracil Filho, qualified above, the sole partners representing the entire quota capital of Aegerion Brasil Serviços de Promoção e Administração De Vendas Ltda., a limited company organized and existing in accordance with the laws of Brazil, headquartered in the City of São Paulo, State of São Paulo, at Avenida Paulista, No. 2300, Pilotis floor, suite 52, Zip Code 01310-300, enrolled in the CNPJ under No. 14.555.259/0001-03, with its Articles of Association and registered before the Board of Trade of the State of São Paulo, and last Amendment to the Articles of Association registered under No. 82.501/13-0, on February 25, 2013 (the “Company”), have mutually agreed to amend the Articles of Association of the Company, in accordance with the terms of article 1072 paragraph 3, of Law No. 10406, of January 10, 2002, as follows:

1.           The partners resolve to amend the Company’s purpose in order to include, among the activities developed by the Company, the activities of (i) consultancy services, and (ii) distribution, import, export, warehousing, shipment and transportation of medications and drugs for human use as well as pharmaceutical inputs intended for ordinary use or subject to special control.

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2.           In view of the resolution above, Article 3 of the Company’s Articles of Association shall henceforth become effective with the following new wording:

“Article 3. The Company shall engage in the following activities the (i) distribution, import, export, warehousing, shipment and transportation of medications and drugs for human use as well as pharmaceutical inputs intended for ordinary use or subject to special control, (ii) marketing and medical affairs activities related to its pharmaceutical products and disease areas of focus, (iii) rendering of consultancy services, (iv) provision and support of continued medical education, (v) dissemination of clinical studies, medical and scientific information regarding its pharmaceutical products and disease areas of focus, and (vi) holding interest in other entities.”

3.           The partners resolve, further, to change the name of the Company to “AEGERION BRASIL COMÉRCIO E IMPORTAÇÃO DE MEDICAMENTOS LTDA.”

4.           In view of the resolution above, Article 1 of the Company’s Articles of Association shall henceforth become effective with the following new wording:

“Article 1.  The name of the Company is AEGERION BRASIL COMÉRCIO E IMPORTAÇÃO DE MEDICAMENTOS LTDA. and shall use “Aegerion Brasil” as its tradename.”

5.           Besides, the partners resolve to approve the opening of a branch of the Company located in the city of Guarulhos, State of São Paulo, na Rua Josefina, No. 200, 2º andar, Cunjunto 210, Vila Progresso, CEP 07093-080.

6.           The branch will develop the activities of distribution, import, export, warehousing, shipment and transportation of medications and drugs for human use as well as pharmaceutical inputs intended for ordinary use or subject to special control. The headquarters of the Company, on its turn, will continue to serve as an administrative office.

7.           The Management of the Company is hereby authorized to take any and all actions necessary to implement the opening of the branch as approved above.

8.           In view of the resolutions above, the quotaholders decide not only to amend the provisions of Articles 1 and 3 of the Company’s articles of association, but also to have it consolidated, so that it shall become effective with the following new wording:

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ARTICLES OF ASSOCIATION OF AEGERION BRASIL COMÉRCIO E IMPORTAÇÃO DE MEDICAMENTOS LTDA.

COMPANY NAME AND PRINCIPAL PLACE OF BUSINESS

Article 1.          The name of the Company is AEGERION BRASIL COMÉRCIO E IMPORTAÇÃO DE MEDICAMENTOS LTDA. and shall use “Aegerion Brasil” as its tradename.

Article 2.         The Company has its principal place of business in the City of São Paulo, State of São Paulo, at Avenida Paulista, No. 2300, Pilotis floor, suite 52, Zip Code 01310-300. It may maintain branches, offices and representative offices elsewhere in Brazil or abroad, by resolution of the partner(s) representing more than half of the Company’s quota capital, in meeting.

PURPOSE

Article 3.        The Company shall engage in the following activities the (i) distribution, import, export, warehousing, shipment and transportation of medications and drugs for human use as well as pharmaceutical inputs intended for ordinary use or subject to special control, (ii) marketing and medical affairs activities related to its pharmaceutical products and disease areas of focus, (iii) rendering of consultancy services, (iv) provision and support of continued medical education, (v) dissemination of clinical studies, medical and scientific information regarding its pharmaceutical products and disease areas of focus, and (vi) holding interest in other entities.

DURATION

Article 4. –       The Company is established for an indefinite period.

QUOTA CAPITAL

Article 5. -       The Company’s quota capital, fully subscribed for, is ninety nine thousand, nine hundred Reais (R$ 299,900.00), divided into ninety nine thousand, nine hundred (299,900) identical quotas of one Real (R$ 1.00) each, allocated between the partners as follows:

AEGERION PHARMACEUTICALS, INC., holds two hundred ninety nine, eight hundred ninety nine (299,899) quotas in the total amount of two hundred ninety nine, eight hundred ninety nine Reais (R$ 299,899.00); and

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AEGERION PHARMACEUTICALS HOLDINGS, INC. holds one (1) quota in the total amount of one real (R$ 1.00).

Paragraph 1 – The liability of each partner is limited to the nominal value of quotas held thereby. However, all partners shall be held jointly and severally liable for payment of the Company’s quota capital.

Paragraph 2 – The Company shall acknowledge only one holder per quota. Each quota shall carry one vote in corporate resolutions.

MANAGEMENT

Article 6.          The Company shall be managed and administered by one (1) or more individuals, resident in Brazil, who shall be appointed by the partners.

Paragraph 1.   The partners may entrust the Company’s management to a non-partner third party.

Paragraph 2.   The appointment of senior managers shall be conditioned to approval given by all partners.

Paragraph 3.   The senior managers shall be appointed by the partners at a meeting, the minutes of which shall be filed with the Register of Companies (Registro Público de Empresas Mercantis), thus serving as proper evidence of their appointment.

Paragraph 4.   The senior managers shall have the positions and duties ascribed to them upon their respective appointment, and shall be invested in office upon signing of the corresponding deed of investiture. The senior managers shall serve until their respective successors take over.

Paragraph 5.   The term of office of the senior managers shall be determined upon their appointment; reelection is hereby permissible. An annual meeting of partners need not be held for the appointment of senior managers.

Paragraph 6.   The senior managers may resign or be dismissed at any time, by resolution of the partner(s) representing more than half of the Company’s quota capital in meeting.

Paragraph 7.   The compensation of senior managers shall be determined by resolution of the partner(s) representing more than half of the Company’s quota capital, which may otherwise resolve that no compensation shall be paid to the Company’s senior managers.

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Article 7.        Unless otherwise stated herein, the senior managers shall be in charge of managing the Company’s business in general and shall perform all acts necessary or advisable therefore; to that end, the powers of the senior managers shall include, without limitation, those necessary:

(a)          to cause the Company to comply with the law and these Articles of Association, as well as to abide by the resolutions adopted by the partners;

(b)          to administer, manage and direct the business of the Company, with powers to purchase, sell, exchange, encumber or otherwise acquire the Company’s assets and properties, establishing the prices, terms and conditions thereof; and

(c)          to issue internal rules, regulations and other similar directives dealing with the Company’s management.

Article 8.          All acts and documents entailing an obligation or liability for the Company, such as deeds of any kind, checks, promissory notes, bills of exchange, money orders and other financial transactions, loans, financings and instruments of indebtedness in general, shall be signed by:

(i)           one sole senior manager, if there is only one senior manager in office; or

(ii)          two senior managers, acting jointly; or

(iii)        one senior manager jointly with an attorney-in-fact; or

(iv)         two attorneys-in-fact acting jointly, provided that duly vested with special powers.

Sole Paragraph    Any senior manager, acting severally, may represent the Company as plaintiff or defendant, in and out of court, before government bodies or federal, state or municipal authorities, independent agencies, mixed-capital companies, and instrumentalities.

Article 9.         The senior managers shall meet whenever necessary, at the written call of any of them. In order to be convened and adopt valid resolutions, a majority of the senior managers serving at the time, or two senior managers (if there are only two in office), shall be present at the meeting.

Paragraph 1.   Meetings shall be called by written notice sent at least five (5) days in advance. Prior call notices may be waived when all senior managers are present or duly represented in the meeting.

Paragraph 2.   Resolutions shall be taken by a majority vote of the attendees, and shall be put down in proper minutes drawn up in the book of minutes of the senior management meetings.

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Paragraph 3.   Any senior managers may be represented by another senior manager, subject to receipt of a written proxy from the senior manager granting the right to represent, thus being deemed present at the meeting; in this case, the proxy shall vote for himself and on behalf of the senior manager represented thereby. The senior managers who cast their votes by letter, telegram, e-mail message, fax or any other written form shall also be deemed present at meetings.

Article 10.       Powers of attorney issued by the Company shall be conditioned to prior written authorization from the partner(s) representing all the Company’s quota capital, given in meeting or by statement, letter, fax, e-mail message, telegram or in any other written form; shall always be signed by the senior manager(s), with due regard for article 8 (i) or (ii) hereof; shall specify the powers granted; and shall be valid for a limited period, with the exception of those granted for judicial purposes.

Article 11.       Performance of any act or business involving an amount in excess of the approved spending limit of the equivalent in reais to $25,000 American Dollars in one single transaction or in a series of related transactions within a period of twelve (12) months by the senior manager shall be conditioned to the prior written authorization of the partner(s) representing more than half of the Company’s quota capital, given in meeting or by statement, letter, telegram, fax, e-mail message, or in any other written form.

Article 12.        The acts of any of the Company’s partners, senior managers, attorneys-in-fact, agents or employees involving the Company in any obligations regarding businesses or transactions unrelated to its corporate purposes are hereby expressly forbidden, and shall be deemed null and void as regards the Company.

PARTNERS’ RESOLUTIONS

Article 13. –     Any resolutions prescribed by law or under these Articles of Association shall be adopted at partners’ meetings; by means of amendments to the articles of association; or via other resolution acts.

Paragraph 1 – Partners’ meetings may be waived in the cases expressly provided for in these Articles of Association, or if all partners have adopted a written resolution on the matter to be dealt with therein.

Paragraph 2 – Partners’ resolutions shall be adopted by the vote of partner(s) representing more than half of the Company’s quota capital, unless a higher quorum requirement is prescribed by law or under these Articles of Association.

Paragraph 3 – Any partner may be represented by another partner or a lawyer, by means of proxy instrument specifying the powers therefor.

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Paragraph 4.   The partners that have sent their vote by letter, telegram, fax, e-mail or other written form shall be deemed present at the meeting.

Article 14. –     Partners’ meetings shall be called in writing by any senior manager or partner(s) representing more than half of the Company’s quota capital, by registered letter or letter against receipt, sent eight (8) days in advance, at first call, or five (5) days in advance, at second call.

Paragraph 1 – Call notices shall specify the date, time and place of the meeting, as well as the agenda, upon which the partners may exclusively deliberate, unless all partners agree otherwise.

Paragraph 2 – The call notice requirement may be waived when all partners are present or have declared in writing that they are aware of the place, date, time and agenda of the meeting.

Article 15. – A meeting of partners shall be called to order with the presence of not less than half of the Company’s quota capital, at first call, or with any number of attendees, at second call.

Article 16. – Meetings shall be chaired by a partner, a partner’s representative, a senior manager or a third person appointed by a majority of the attendees. The Chairman shall choose the Secretary of the meeting.

Paragraph 1 – Minutes of the meeting and respective resolutions shall be drawn up in the book of minutes of the partners’ meetings; and shall be signed by the presiding board as well as by the partners then present, to the extent necessary for validity of the resolutions taken thereat, without prejudice to any other persons who wish to sign them.

Paragraph 2 – A copy of the minutes certified by the senior managers or by the presiding board shall be submitted to the Register of Companies for filing and registration purposes.

Paragraph 3 – The Company’s senior managers shall turn over a certified copy of the minutes to any partner, upon request.

AMENDMENTS TO THE ARTICLES OF ASSOCIATION

Article 17. –   These Articles of Association may be freely amended at any time, by resolution of the partner(s) representing at least three fourths (3/4) of the Company’s quota capital, except for the amendments necessary to reflect any issues that are subject to the special vote requirements set forth herein, in which case the special vote requirement shall apply, even if lower than the general 3/4 vote requirement referred to above.

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ASSIGNMENT OF QUOTAS

Article 18. –     No partner may assign, transfer or otherwise encumber any of its quotas or rights to other partners or third parties, unless with the prior written consent of the partners representing all the Company’s quota capital.

Sole Paragraph –   The assignment or encumbrance of quotas shall only be binding on the Company and third parties upon filing of the corresponding instrument, duly signed by the consenting partner(s), with the Register of Companies.

EXCLUSION OF PARTNERS

Article 19.        The exclusion of any partner(s) with cause is hereby permissible, if approved by the partners representing all the Company’s quota capital.

FISCAL YEAR

Article 20. –     The fiscal year of the Company shall begin on January 1st and end on December 31st.

ACCOUNTING STATEMENTS AND ALLOCATION OF PROFITS

Article 21. –     At the end of each fiscal year, the senior managers shall cause the Company’s balance sheet, income statement, and other accounting statements prescribed by law to be prepared in accordance with the corporate law and accounting principles generally accepted in Brazil.

Paragraph 1 – The management accounts and accounting statements shall be forwarded to the partners at yearend and shall be approved by the partner(s) representing more than half of the Company’s quota capital.

Paragraph 2 – Allocation of the net profits at year-end and distribution thereof shall be approved by the partner(s) representing more than half of the Company’s quota capital; all partners shall be assured of their ratable interest therein.

Paragraph 3 – An annual meeting of partners or any other written resolution in lieu of meeting need not be adopted to take the management accounts and resolve on the accounting statements, allocation of net profits at year-end, and distribution of profits, unless in the fiscal years in which an annual meeting or other written resolution is requested by any of the partners or senior managers.

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Paragraph 4 – The Company may prepare interim balance sheets on a half-yearly or quarterly basis, or at shorter periods, as well as distribute profits based thereon.

Paragraph 5 – The Company may declare and pay interest on equity, by resolution of the partner(s) representing more than half of the Company’s quota capital.

MERGER AND CONSOLIDATION

Article 22.        The Company may be merged into or with other companies at any time, by resolution of the partner(s) representing all the Company’s quota capital.

SPIN-OFF AND CHANGE IN CORPORATE TYPE

Article 23.      The Company’s spin-off or change in corporate type is permissible at any time, by resolution of the partner(s) representing all the Company’s quota capital. The partners hereby waive their right to withdraw upon change in the Company’s type under article 221, sole paragraph of the Corporation Law.

WINDING-UP, LIQUIDATION AND TERMINATION

Article 24. –    In the event of winding-up of the Company, the liquidator shall be appointed by the partner(s) representing more than half of the Company’s quota capital. In this event, the Company’s assets shall be used to satisfy its outstanding liabilities. The remaining assets, if any, shall be apportioned among the partners ratably to the number of quotas each of them holds. At the end of liquidation proceedings, the Company shall be deemed terminated by resolution of the partner(s) representing more than half of the Company’s quota capital.

Article 25. –     The withdrawal, dissent, termination, death, exclusion or bankruptcy of any partner shall not result in the winding-up of the Company, which shall continue to exist with the remaining partners, unless the latter decide that the Company shall be liquidated, provided that they represent at least three fourths (3/4) of the Company’s quota capital, or unless an insufficient number of partners is not cured within one hundred and eighty (180) days of said event. The assets pertaining to the withdrawing, dissenting, terminated, deceased, excluded or bankrupt partner shall be calculated on the basis of the latest balance sheet prepared by the Company, and shall be paid to the rightful persns within six (6) months of the event.

FISCAL BOARD

Article 26. –     The Company shall have no Fiscal Board (Conselho Fiscal).

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JUDICIAL AND OUT-OF-COURT REORGANIZATION

Article 27. –    The Company may file for judicial or out-of-court reorganization (recuperação judicial ou extrajudicial) by resolution of the partner(s) representing more than half of the Company’s quota capital, except in urgent cases, when the senior managers will be allowed to apply for judicial reorganization with the consent of the holders of more than half of the Company’s quota capital.

GOVERNING LAW

Article 28. –    The Company shall be governed by these Articles of Association, as well as by articles 1052 through 1087 of Law No. 10406 of January 10, 2002 (the Civil Code) as amended. Any matters not expressly dealt with herein shall be exclusively governed, in a supplementary manner, by Law No. 6404 of December 15, 1976, as amended (the Corporation Law).

CHANGE OF VOTE REQUIREMENT BY SUPERVENING LAW

Article 29. –    The supermajority vote requirement for partners’ resolutions under these Articles of Association shall be automatically reduced to the minimum vote requirements prescribed by law, but not below more than half of the Company’s quota capital even if so permissible by law.

JURISDICTION

Article 30. -     Disputes and/or controversies arising out of these Articles of Association shall be referred to the Courts of the Judicial District of São Paulo, State of São Paulo, to the exclusion of any other courts, however privileged they may be.

In witness whereof, the partners sign this instrument in three (3) counterparts of equal form and content, in the presence of the two (2) undersigned witnesses.

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São Paulo, October 7, 2016

/s/ Luiz Santos Azevedo Junior
AEGERION PHARMACEUTICALS, INC.
Pp. Luiz Santos Azevedo Junior

/s/ Luiz Santos Azevedo Junior
AEGERION PHARMACEUTICALS HOLDINGS, INC.
Pp. Luiz Santos Azevedo Junior

Witnesses:

1.	-	/s/ Cristiane A. Ferreira Claerhout	2.	-	/s/ Juina Doustanhos
		Name: Cristiane A. Ferreira Claerhout			Name: Juina Doustanhos
		RG: 55.412.428			RG: 55.168.246.2

AEGERION BRASIL COMÉRCIO E
IMPORTAÇÃO DE MEDICAMENTOS LTDA.

4th Amendment to the Articles of Association

CNPJ/MF No. 14.555.259/0001-03
NIRE 3522602510-1

By this private instrument (a) AEGERION PHARMACEUTICALS, INC., a company organized and existing in accordance with the laws of the State of Delaware, United States of America, headquartered at 101 Main Street, suite 1850, City of Cambridge, State of Massachusetts, Zip Code 02142, United States of America, enrolled in the CNPJ. under No. 16.983.615/0001-15, herein represented by its undersigned legal representative Mr. Ramon Fernandez Aracil Filho, Brazilian, married, lawyer, enrolled with the CPF/MF under No. 132.929.988-40 and in the Brazilian Bar Association, São Paulo Chapter (OAB/SP) under No. 180.624, resident and domiciled in the City of São Paulo, State of São Paulo, with offices at Alameda Joaquim Eugênio de Lima, No. 187, 9th floor, Zip Code 01403-001, and (b) AEGERION PHARMACEUTICALS HOLDINGS, INC., a company organized and existing in accordance with the laws of the State of Delaware, United States of America, headquartered at 101 Main Street, Suite 1850, City of Cambridge, State of Massachusetts, ZIP CODE 02142, United States of America, enrolled in the CNPJ under No. 16.983.614/0001-70, herein duly represented by its attorney-in-fact, Mr. Ramon Fernandez Aracil Filho, qualified above, the sole partners representing the entire quota capital of Aegerion Brasil Comércio e Importação de Medicamentos Ltda., a limited company organized and existing in accordance with the laws of Brazil, headquartered in the City of São Paulo, State of São Paulo, at Avenida Paulista, No. 2300, Pilotis floor, suite 52, Zip Code 01310-300, enrolled in the CNPJ under No. 14.555.259/0001-03, with its Articles of Association and registered before the Board of Trade of the State of São Paulo, and last Amendment to the Articles of Association registered under No. 82.501/13-0, on February 25, 2013 (the “Company”), have mutually agreed to amend the Articles of Association of the Company, in accordance with the terms of article 1072 paragraph 3, of Law No. 10406, of January 10, 2002, as follows:

1.          The partners resolve to change the Company’s headquarters address from the city of São Paulo, State of São Paulo, at Avenida Paulista, No. 2.300, floor Pilotis, room 52, Zip Code 01310-300, to the city of São Paulo, State of São Paulo, at Alameda Santos, No. 2.241, suite 121, 12nd floor, Zip Code 01419-101.

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2.           In view of the resolution above, Article 2 of the Company’s Articles of Association shall henceforth become effective with the following new wording:

“Article 2.          The Company has its principal place of business in the City of São Paulo, State of São Paulo, at Alameda Santos, No. 2.241, suite 121, 12nd floor, Zip Code 01419-101. It may maintain branches, offices and representative offices elsewhere in Brazil or abroad, by resolution of the partner(s) representing more than half of the Company’s quota capital, in meeting.”

3.          The Management of the Company is hereby authorized to take any and all actions necessary to implement the change of the headquarters’ address as approved above.

4.           In view of the resolutions above, the quotaholders decide not only to amend the provisions of Article 2 of the Company’s articles of association, but also to have it consolidated, so that it shall become effective with the following new wording:

ARTICLES OF ASSOCIATION OF
AEGERION BRASIL COMÉRCIO E IMPORTAÇÃO DE MEDICAMENTOS LTDA.

COMPANY NAME AND PRINCIPAL PLACE OF BUSINESS

Article 1.          The name of the Company is AEGERION BRASIL COMÉRCIO E IMPORTAÇÃO DE MEDICAMENTOS LTDA. and shall use “Aegerion Brasil” as its tradename.

Article 2.         The Company has its principal place of business in the City of São Paulo, State of São Paulo, at Alameda Santos, No. 2.241, suite 121, 12nd floor, Zip Code 01419-101. It may maintain branches, offices and representative offices elsewhere in Brazil or abroad, by resolution of the partner(s) representing more than half of the Company’s quota capital, in meeting.

PURPOSE

Article 3.        The Company shall engage in the following activities the (i) distribution, import, export, warehousing, shipment and transportation of medications and drugs for human use as well as pharmaceutical inputs intended for ordinary use or subject to special control, (ii) marketing and medical affairs activities related to its pharmaceutical products and disease areas of focus, (iii) rendering of consultancy services, (iv) provision and support of continued medical education, (v) dissemination of clinical studies, medical and scientific information regarding its pharmaceutical products and disease areas of focus, and (vi) holding interest in other entities.

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DURATION

Article 4. – The Company is established for an indefinite period.

QUOTA CAPITAL

Article 5. - The Company’s quota capital, fully subscribed for, is ninety nine thousand, nine hundred Reais (R$ 299,900.00), divided into ninety nine thousand, nine hundred (299,900) identical quotas of one Real (R$ 1.00) each, allocated between the partners as follows:

AEGERION PHARMACEUTICALS, INC., holds two hundred ninety nine, eight hundred ninety nine (299,899) quotas in the total amount of two hundred ninety nine, eight hundred ninety nine Reais (R$ 299,899.00); and

AEGERION PHARMACEUTICALS HOLDINGS, INC. holds one (1) quota in the total amount of one real (R$ 1.00).

Paragraph 1 – The liability of each partner is limited to the nominal value of quotas held thereby. However, all partners shall be held jointly and severally liable for payment of the Company’s quota capital.

Paragraph 2 – The Company shall acknowledge only one holder per quota. Each quota shall carry one vote in corporate resolutions.

MANAGEMENT

Article 6.          The Company shall be managed and administered by one (1) or more individuals, resident in Brazil, who shall be appointed by the partners.

Paragraph 1.   The partners may entrust the Company’s management to a non-partner third party.

Paragraph 2.   The appointment of senior managers shall be conditioned to approval given by all partners.

Paragraph 3.   The senior managers shall be appointed by the partners at a meeting, the minutes of which shall be filed with the Register of Companies (Registro Público de Empresas Mercantis), thus serving as proper evidence of their appointment.

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Paragraph 4.   The senior managers shall have the positions and duties ascribed to them upon their respective appointment, and shall be invested in office upon signing of the corresponding deed of investiture. The senior managers shall serve until their respective successors take over.

Paragraph 5.   The term of office of the senior managers shall be determined upon their appointment; reelection is hereby permissible. An annual meeting of partners need not be held for the appointment of senior managers.

Paragraph 6.   The senior managers may resign or be dismissed at any time, by resolution of the partner(s) representing more than half of the Company’s quota capital in meeting.

Paragraph 7.   The compensation of senior managers shall be determined by resolution of the partner(s) representing more than half of the Company’s quota capital, which may otherwise resolve that no compensation shall be paid to the Company’s senior managers.

Article 7.        Unless otherwise stated herein, the senior managers shall be in charge of managing the Company’s business in general and shall perform all acts necessary or advisable therefore; to that end, the powers of the senior managers shall include, without limitation, those necessary:

(a)         to cause the Company to comply with the law and these Articles of Association, as well as to abide by the resolutions adopted by the partners;

(b)         to administer, manage and direct the business of the Company, with powers to purchase, sell, exchange, encumber or otherwise acquire the Company’s assets and properties, establishing the prices, terms and conditions thereof; and

(c)         to issue internal rules, regulations and other similar directives dealing with the Company’s management.

Article 8.         All acts and documents entailing an obligation or liability for the Company, such as deeds of any kind, checks, promissory notes, bills of exchange, money orders and other financial transactions, loans, financings and instruments of indebtedness in general, shall be signed by:

(i)          one sole senior manager, if there is only one senior manager in office; or

(ii)         two senior managers, acting jointly; or

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(iii)        one senior manager jointly with an attorney-in-fact; or

(iv)        two attorneys-in-fact acting jointly, provided that duly vested with special powers.

Sole Paragraph      Any senior manager, acting severally, may represent the Company as plaintiff or defendant, in and out of court, before government bodies or federal, state or municipal authorities, independent agencies, mixed-capital companies, and instrumentalities.

Article 9.         The senior managers shall meet whenever necessary, at the written call of any of them. In order to be convened and adopt valid resolutions, a majority of the senior managers serving at the time, or two senior managers (if there are only two in office), shall be present at the meeting.

Paragraph 1.   Meetings shall be called by written notice sent at least five (5) days in advance. Prior call notices may be waived when all senior managers are present or duly represented in the meeting.

Paragraph 2.   Resolutions shall be taken by a majority vote of the attendees, and shall be put down in proper minutes drawn up in the book of minutes of the senior management meetings.

Paragraph 3.  Any senior managers may be represented by another senior manager, subject to receipt of a written proxy from the senior manager granting the right to represent, thus being deemed present at the meeting; in this case, the proxy shall vote for himself and on behalf of the senior manager represented thereby. The senior managers who cast their votes by letter, telegram, e-mail message, fax or any other written form shall also be deemed present at meetings.

Article 10.       Powers of attorney issued by the Company shall be conditioned to prior written authorization from the partner(s) representing all the Company’s quota capital, given in meeting or by statement, letter, fax, e-mail message, telegram or in any other written form; shall always be signed by the senior manager(s), with due regard for article 8 (i) or (ii) hereof; shall specify the powers granted; and shall be valid for a limited period, with the exception of those granted for judicial purposes.

Article 11.      Performance of any act or business involving an amount in excess of the approved spending limit of the equivalent in reais to $25,000 American Dollars in one single transaction or in a series of related transactions within a period of twelve (12) months by the senior manager shall be conditioned to the prior written authorization of the partner(s) representing more than half of the Company’s quota capital, given in meeting or by statement, letter, telegram, fax, e-mail message, or in any other written form.

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Article 12.       The acts of any of the Company’s partners, senior managers, attorneys-in-fact, agents or employees involving the Company in any obligations regarding businesses or transactions unrelated to its corporate purposes are hereby expressly forbidden, and shall be deemed null and void as regards the Company.

PARTNERS’ RESOLUTIONS

Article 13. –     Any resolutions prescribed by law or under these Articles of Association shall be adopted at partners’ meetings; by means of amendments to the articles of association; or via other resolution acts.

Paragraph 1 – Partners’ meetings may be waived in the cases expressly provided for in these Articles of Association, or if all partners have adopted a written resolution on the matter to be dealt with therein.

Paragraph 2 – Partners’ resolutions shall be adopted by the vote of partner(s) representing more than half of the Company’s quota capital, unless a higher quorum requirement is prescribed by law or under these Articles of Association.

Paragraph 3 – Any partner may be represented by another partner or a lawyer, by means of proxy instrument specifying the powers therefor.

Paragraph 4.   The partners that have sent their vote by letter, telegram, fax, e-mail or other written form shall be deemed present at the meeting.

Article 14. –    Partners’ meetings shall be called in writing by any senior manager or partner(s) representing more than half of the Company’s quota capital, by registered letter or letter against receipt, sent eight (8) days in advance, at first call, or five (5) days in advance, at second call.

Paragraph 1 – Call notices shall specify the date, time and place of the meeting, as well as the agenda, upon which the partners may exclusively deliberate, unless all partners agree otherwise.

Paragraph 2 – The call notice requirement may be waived when all partners are present or have declared in writing that they are aware of the place, date, time and agenda of the meeting.

Article 15. –     A meeting of partners shall be called to order with the presence of not less than half of the Company’s quota capital, at first call, or with any number of attendees, at second call.

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Article 16. –     Meetings shall be chaired by a partner, a partner’s representative, a senior manager or a third person appointed by a majority of the attendees. The Chairman shall choose the Secretary of the meeting.

Paragraph 1 – Minutes of the meeting and respective resolutions shall be drawn up in the book of minutes of the partners’ meetings; and shall be signed by the presiding board as well as by the partners then present, to the extent necessary for validity of the resolutions taken thereat, without prejudice to any other persons who wish to sign them.

Paragraph 2 – A copy of the minutes certified by the senior managers or by the presiding board shall be submitted to the Register of Companies for filing and registration purposes.

Paragraph 3 – The Company’s senior managers shall turn over a certified copy of the minutes to any partner, upon request.

AMENDMENTS TO THE ARTICLES OF ASSOCIATION

Article 17. – These Articles of Association may be freely amended at any time, by resolution of the partner(s) representing at least three fourths (3/4) of the Company’s quota capital, except for the amendments necessary to reflect any issues that are subject to the special vote requirements set forth herein, in which case the special vote requirement shall apply, even if lower than the general 3/4 vote requirement referred to above.

ASSIGNMENT OF QUOTAS

Article 18. – No partner may assign, transfer or otherwise encumber any of its quotas or rights to other partners or third parties, unless with the prior written consent of the partners representing all the Company’s quota capital.

Sole Paragraph –   The assignment or encumbrance of quotas shall only be binding on the Company and third parties upon filing of the corresponding instrument, duly signed by the consenting partner(s), with the Register of Companies.

EXCLUSION OF PARTNERS

Article 19.        The exclusion of any partner(s) with cause is hereby permissible, if approved by the partners representing all the Company’s quota capital.

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FISCAL YEAR
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Article 20. –     The fiscal year of the Company shall begin on January 1st and end on December 31st.

ACCOUNTING STATEMENTS AND ALLOCATION OF PROFITS

Article 21. –     At the end of each fiscal year, the senior managers shall cause the Company’s balance sheet, income statement, and other accounting statements prescribed by law to be prepared in accordance with the corporate law and accounting principles generally accepted in Brazil.

Paragraph 1 – The management accounts and accounting statements shall be forwarded to the partners at yearend and shall be approved by the partner(s) representing more than half of the Company’s quota capital.

Paragraph 2 – Allocation of the net profits at year-end and distribution thereof shall be approved by the partner(s) representing more than half of the Company’s quota capital; all partners shall be assured of their ratable interest therein.

Paragraph 3 – An annual meeting of partners or any other written resolution in lieu of meeting need not be adopted to take the management accounts and resolve on the accounting statements, allocation of net profits at year-end, and distribution of profits, unless in the fiscal years in which an annual meeting or other written resolution is requested by any of the partners or senior managers.

Paragraph 4 – The Company may prepare interim balance sheets on a half-yearly or quarterly basis, or at shorter periods, as well as distribute profits based thereon.

Paragraph 5 – The Company may declare and pay interest on equity, by resolution of the partner(s) representing more than half of the Company’s quota capital.

MERGER AND CONSOLIDATION

Article 22.        The Company may be merged into or with other companies at any time, by resolution of the partner(s) representing all the Company’s quota capital.

SPIN-OFF AND CHANGE IN CORPORATE TYPE

Article 23.      The Company’s spin-off or change in corporate type is permissible at any time, by resolution of the partner(s) representing all the Company’s quota capital. The partners hereby waive their right to withdraw upon change in the Company’s type under article 221, sole paragraph of the Corporation Law.

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WINDING-UP, LIQUIDATION AND TERMINATION

Article 24. –    In the event of winding-up of the Company, the liquidator shall be appointed by the partner(s) representing more than half of the Company’s quota capital. In this event, the Company’s assets shall be used to satisfy its outstanding liabilities. The remaining assets, if any, shall be apportioned among the partners ratably to the number of quotas each of them holds. At the end of liquidation proceedings, the Company shall be deemed terminated by resolution of the partner(s) representing more than half of the Company’s quota capital.

Article 25. –     The withdrawal, dissent, termination, death, exclusion or bankruptcy of any partner shall not result in the winding-up of the Company, which shall continue to exist with the remaining partners, unless the latter decide that the Company shall be liquidated, provided that they represent at least three fourths (3/4) of the Company’s quota capital, or unless an insufficient number of partners is not cured within one hundred and eighty (180) days of said event. The assets pertaining to the withdrawing, dissenting, terminated, deceased, excluded or bankrupt partner shall be calculated on the basis of the latest balance sheet prepared by the Company, and shall be paid to the rightful persons within six (6) months of the event.

FISCAL BOARD

Article 26. –     The Company shall have no Fiscal Board (Conselho Fiscal).

JUDICIAL AND OUT-OF-COURT REORGANIZATION

Article 27. –    The Company may file for judicial or out-of-court reorganization (recuperação judicial ou extrajudicial) by resolution of the partner(s) representing more than half of the Company’s quota capital, except in urgent cases, when the senior managers will be allowed to apply for judicial reorganization with the consent of the holders of more than half of the Company’s quota capital.

GOVERNING LAW

Article 28. –    The Company shall be governed by these Articles of Association, as well as by articles 1052 through 1087 of Law No. 10406 of January 10, 2002 (the Civil Code) as amended. Any matters not expressly dealt with herein shall be exclusively governed, in a supplementary manner, by Law No. 6404 of December 15, 1976, as amended (the Corporation Law).

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CHANGE OF VOTE REQUIREMENT BY SUPERVENING LAW

Article 29. – The supermajority vote requirement for partners’ resolutions under these Articles of Association shall be automatically reduced to the minimum vote requirements prescribed by law, but not below more than half of the Company’s quota capital even if so permissible by law.

JURISDICTION

Article 30. - Disputes and/or controversies arising out of these Articles of Association shall be referred to the Courts of the Judicial District of São Paulo, State of São Paulo, to the exclusion of any other courts, however privileged they may be.

In witness whereof, the partners sign this instrument in three (3) counterparts of equal form and content, in the presence of the two (2) undersigned witnesses.

São Paulo, January 3, 2018

/s/ Luiz Santos Azevedo Junior
AEGERION PHARMACEUTICALS, INC.
Pp. Luiz Santos Azevedo Junior

/s/ Luiz Santos Azevedo Junior
AEGERION PHARMACEUTICALS HOLDINGS, INC.
Pp. Luiz Santos Azevedo Junior

Witnesses:

1.	-	/s/ Vanessa Constantino	2.	-	/s/ Guilherme Nagy Trombini
		Name: Vanessa Constantino			Name: Guilherme Nagy Trombini
		R.G.: 55.168.246-2 SSP/SP			R.G.: 28.747.933-x SSP/SP

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JUCESP - São Paulo State Board of Trade
Ministry of Development
Secretary in Commerce and Services
National Department of Record of Trade - DNRC
Secretary in Economic Development, Science and Technology

Declaration

I, LUIZ SANTOS AZEVEDO JUNIOR, holder of Identity Card No. 039649678 DICRJ, registered in the Register of Individuals - CPF under No. 636.865.207-10, as holder, partner or legal guardian of the company AEGERION BRASIL TRADE AND IMPORT DE MEDICAMENTOS LTDA., I declare be aware that the ESTABLISHMENT located at Alameda Santos, 2441, Cj.121 / 12 ° And, Cerqueira Cesar, SP, Sao Paulo, Zip Code 01419-101, WILL NOT EXERCISE its activities without obtaining the municipal opinion on the feasibility of its installation and operation in the indicated place, according to guidelines established in the legislation of use and occupation of the land, mun. 24, §2 of State Decree No. 55.660 / 2010 and without having a VALID INTEGRATED LICENSING CERTIFICATE, obtained by the Via Fast Company system - State Licensing Module.

I further acknowledge that any change in the address of the establishment, its activity or group of activities, or any other conditions determining the issuance of the Integrated License Certificate, implies the loss of validity, assuming, from the moment of change, the obligation to renew it.

Finally, I declare to be aware that the issuance of the Integrated Licensing Certificate may be requested by a duly authorized legal representative, in person and upon the withdrawal of the certificates related to corporate registration with the City Hall, or by the holder, partner, or accountant linked to the National Registry. (CNPJ) directly on the site Jucesp, through the licensing module, through the use of the respective digital certification.

rg: 039649678 DICRJ

AEGERION BRAZIL TRADE AND IMPORT IN MEDICINES LTDA.

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